As filed with the Securities and Exchange Commission on February 11, 1999 Registration No. 33-88460
811-8946

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                                   FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [_]
Pre-Effective Amendment No.                               [_]
Post Effective Amendment No. 3                            [X]

                                    and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [_]
Amendment No. 4                                                  [X]
(Check appropriate box or boxes)

                              SEPARATE ACCOUNT A
                          (Exact Name of Registrant)

                        PACIFIC LIFE INSURANCE COMPANY*
                              (Name of Depositor)

                           700 Newport Center Drive
                       Newport Beach, California  92660
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                               (949) 725-6767
              (Depositor's Telephone Number, including Area Code)

                           Robin Yonis Sandlaufer
                         Assistant Vice President of
                        Pacific Life Insurance Company
                           700 Newport Center Drive
                       Newport Beach, California  92660
                    (Name and address of agent for service)

                       Copies of all communications to:

           Diane N. Ledger                         Jeffrey S. Puretz, Esq.
   Pacific Life Insurance Company                  Dechert Price & Rhoads
           P. O. Box 9000                            1775 Eye Street, N.W.
    Newport Beach, CA 92658-9030                Washington, D.C. 20006-2401

[X] It is proposed that this filing will become effective April 19, 1999 pursuant to paragraph (a) of Rule 485.

Title of Securities being registered: interests in a separate account under an individual flexible premium variable annuity contracts.

Filing Fee: None

SEPARATE ACCOUNT A
FORM N-4
CROSS REFERENCE SHEET

PART A

Item No.                                   Prospectus Heading

1.  Cover Page                             Cover Page

2.  Definitions                            Terms Used in This Prospectus

3.  Synopsis                               An Overview of Pacific Portfolios;
                                           FEE TABLE

4.  Condensed Financial Information        YOUR INVESTMENT OPTIONS --Variable
                                           Investment Option Performance;
                                           ADDITIONAL INFORMATION --Financial
                                           Statements; Financial Highlights

5.  General Description of Registrant,
      Depositor and Portfolio Companies    SUMMARY -- What are My Investment
                                           Options? PACIFIC LIFE AND THE
                                           SEPARATE ACCOUNT -- Pacific Life, --
                                           Separate Account A; YOUR INVESTMENT
                                           OPTIONS -- Your Variable Investment
                                           Options; ADDITIONAL INFORMATION --
                                           Voting Rights

6.  Deductions                             SUMMARY -- What Charges Will I Pay?,
                                           --Can I Change My Investment
                                           Options?; FEE TABLE; HOW YOUR
                                           PAYMENTS ARE ALLOCATED --Transfers;
                                           CHARGES, FEES AND DEDUCTIONS;
                                           WITHDRAWALS -- Optional Withdrawal

7.  General Description of Variable
     Annuity Contracts                     SPECIAL DEFINITIONS; SUMMARY;
                                           PURCHASING YOUR CONTRACT -- How to
                                           Apply for your Contract; HOW YOUR
                                           PAYMENTS ARE ALLOCATED; RETIREMENT
                                           BENEFITS AND OTHER PAYOUTS --
                                           Choosing Your Annuity Option, --
                                           Your Annuity Payments, -- Death
                                           Benefits; ADDITIONAL INFORMATION --
                                           Voting Rights, -- Changes to Your
                                           Contract, -- Changes to ALL
                                           Contracts, -- Inquiries and
                                           Submitting Forms and Requests, --
                                           Timing of Payments and Transactions

8.  Annuity Period                         RETIREMENT BENEFITS AND OTHER PAYOUTS

9.  Death Benefit                          RETIREMENT BENEFITS AND OTHER PAYOUTS
                                           -- Death Benefits -- Death of Owner
                                           Distribution Rules

10. Purchases and Contract Value           SUMMARY - How Do I Purchase a
                                           Contract; PURCHASING YOUR CONTRACT;
                                           HOW YOUR PAYMENTS ARE ALLOCATED;
                                           PACIFIC LIFE AND THE SEPARATE
                                           ACCOUNT -- Pacific Life; THE
                                           GENERAL ACCOUNT -- Withdrawals and
                                           Transfers

11. Redemptions                            SUMMARY -- Can I Withdraw My
                                           Contract Value?, -- Can I Return My
                                           Contract?; CHARGES, FEES AND
                                           DEDUCTIONS; WITHDRAWALS; ADDITIONAL
                                           INFORMATION -- Timing of Payments and
                                           Transactions; THE GENERAL ACCOUNT --
                                           Withdrawals and Transfers

12. Taxes                                  SUMMARY; CHARGES, FEES AND DEDUCTIONS
                                           -- Premium Taxes; WITHDRAWALS --
                                           Optional Withdrawals, -- Tax
                                           Consequences of Withdrawals; FEDERAL
                                           TAX STATUS

13. Legal Proceedings                      Not Applicable

14. Table of Contents of the Statement
     of Additional Information             CONTENTS OF THE STATEMENT
                                           OF ADDITIONAL INFORMATION


PART B

Item No.                                   Statement of Additional Information
                                           Heading

15. Cover Page                             Cover Page

16. Table of Contents                      TABLE OF CONTENTS

17. General Information and History        Not Applicable

18. Services                               Not Applicable

19. Purchase of Securities Being Offered   THE CONTRACTS AND THE SEPARATE
                                           ACCOUNT -- Calculating Subaccount
                                           Unit Values, -- Systematic Transfer
                                           Programs

20. Underwriters                           DISTRIBUTION OF THE CONTRACTS --
                                           Pacific Mutual Distributors, Inc.

21. Calculation of Performance Data        PERFORMANCE

22. Annuity Payments                       THE CONTRACTS AND THE SEPARATE
                                           ACCOUNT --Variable Annuity Payment
                                           Amounts

23. Financial Statements                   FINANCIAL STATEMENTS


PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

[front cover]

This Contract is not available in all states. This Prospectus is not an offer in any state or jurisdiction where we're not legally permitted to offer the Contract.

The Contract is described in detail in this Prospectus and its Statement of Additional Information (SAI). The Pacific Select Fund is described in its Prospectus and its SAI. No one has the right to describe the Contract or the Pacific Select Fund any differently than they have been described in these documents.

You should be aware that the Securities and Exchange Commission has not reviewed the Contract and does not guarantee that the information in this Prospectus is accurate or complete. It's a criminal offense to say otherwise.

This annuity Contract is not a deposit or obligation of, or guaranteed or endorsed by, any bank. It's not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

Investment in a contract involves risk, including possible loss of principal.



(logo)

Pacific Portfolios
Prospectus

April 13, 1999

Pacific Portfolios is an individual flexible premium deferred variable annuity contract issued by Pacific Life Insurance Company.

This Prospectus provides information you should know before buying a contract. It's accompanied by a current Prospectus for the Pacific Select Fund, the Fund that provides the underlying Portfolios for the Variable Investment Options offered under the Contract. Please read both Prospectuses carefully, and keep them for future reference.

Here's a list of all of the Investment Options available under your Contract:

Variable Investment Options
Money Market                    Mid-Cap Value
High Yield Bond                 Equity
Managed Bond                    Bond and Income
Government Securities           Equity Index
Aggressive Equity               Small-Cap Index
Growth LT                       REIT
Equity Income                   International
Multi-Strategy                  Emerging Markets
Large-Cap Value

Fixed Options
Fixed

Guaranteed Interest Options ("GIOs") with 3-year, 6-year and 10-year terms DCA Plus Fixed

   Not all of the Fixed Options are available in every state.

Your Guide to this Prospectus

Terms Used in This Prospectus..............................................   1C

An Overview of Pacific Portfolios..........................................    6

Your Investment Options....................................................   13
  Your Variable Investment Options.........................................   13
  Variable Investment Option Performance...................................   14
  Your Fixed Option, DCA Plus Fixed Option and GIOs........................   15

Purchasing Your Contract...................................................   15
  How to Apply for Your Contract...........................................   15
  Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider
    (Optional).............................................................   15
  Making Your Purchase Payments............................................   16

How Your Payments are Allocated............................................   16
  Choosing Your Investment Options.........................................   16
  Investing in Variable Investment Options.................................   16
  When Your Investment is Effective........................................   17
  Transfers................................................................   17

Charges, Fees and Deductions...............................................   19
  Withdrawal Charge........................................................   19
  Premium Taxes............................................................   21
  Annual Fee...............................................................   21
  Waivers and Reduced Charges..............................................   22
  Mortality and Expense Risk Charge........................................   22
  Administrative Fee.......................................................   22
  Annual Enhanced Guaranteed Minimum Death Benefit Rider (Optional)........   23
  Expenses of the Fund.....................................................   23

Retirement Benefits and Other Payouts......................................   23
  Selecting Your Annuitant.................................................   23
  Annuitization............................................................   23
  Choosing Your Annuity Date ("Annuity Start Date")........................   23
  Default Annuity Date and Options.........................................   24
  Choosing Your Annuity Option.............................................   25
  Your Annuity Payments....................................................   26
  Death Benefits...........................................................   26

Withdrawals................................................................   30
  Optional Withdrawals.....................................................   30
  Tax Consequences of Withdrawals..........................................   32
  Short-Term Cancellation Right ("Free Look")..............................   32

Pacific Life and the Separate Account......................................   32
  Pacific Life.............................................................   32


                                      1A

  Separate Account A......................................................    33
  Financial Highlights....................................................    34

Federal Tax Status........................................................    35
  Taxes Payable by Contract Owners: General Rules.........................    36
  Qualified Contracts.....................................................    37
  Loans...................................................................    38
  Withholding.............................................................    41
  Impact of Federal Income Taxes..........................................    41
  Taxes on Pacific Life...................................................    41

Additional Information....................................................    42
  Voting Rights...........................................................    42
  Changes to Your Contract................................................    42
  Changes to ALL Contracts................................................    43
  Inquiries and Submitting Forms and Requests.............................    44
  Telephone Transactions..................................................    44
  Timing of Payments and Transactions.....................................    45
  Confirmations, Statements and Other Reports to Contract Owners..........    45
  Replacement of Life Insurance or Annuities..............................    45
  Financial Statements....................................................    46
  Preparation for the Year 2000...........................................    46

The General Account.......................................................    47
  General Information.....................................................    47
  Guarantee Terms.........................................................    47
  Withdrawals and Transfers...............................................    49

Contents of the Statement of Additional Information.......................    51

Appendix A: State Law Variations..........................................    52

Appendix B: Market Value Adjustment.......................................    53

Where to Go for More Information.......................................... BACK
                                                                           COVER


                                      1B

In this Prospectus, you and your mean the Contract Owner or policyholder. We, us and our refer to Pacific Life Insurance Company. Contract means a Pacific Portfolios variable annuity contract, unless we've stated otherwise.

Terms Used in This Prospectus

Some of the terms we've used in this Prospectus may be new to you. We've identified them in the Prospectus by capitalizing the first letter of each word. You'll find an explanation of they mean below.

If you have any questions, please ask your registered representative or call us at 1-800-722-2333.

Account Value - The amount of your Contract Value allocated to a specified Variable Investment Option, DCA Plus Option, the Fixed Option, DCA Plus Fixed Option, or to a GIO.

Annual Fee - A $40 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant -A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date ("Annuity Start Date") - The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option - Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary - A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or has a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day - Any day on which the value of an amount invested in a Variable Investment Option is required to be determined, which currently includes each day that the New York Stock Exchange is open for trading and on which our Annuities administrative offices are open. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. We may choose to close our Annuities administrative offices on other holidays, a day immediately

                                       1C
preceding or following a national holiday, or in emergency situations, such as those extraordinary circumstances described in Timing of Payments and Transactions. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in SAI.

Code - The Internal Revenue Code of 1986, as amended.

Contingent Annuitant - A person, named in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die.

Contingent Owner - A person, named in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die before your Annuity Date.

Contract Anniversary - The same date, in each subsequent year, as your Contract Date.

Contract Date - The date we issue your Contract.

Contract Debt - As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are available only on certain Qualified Contracts.

Contract Owner, Owner, Policyholder, you, or your - Generally, a person who purchases a contract and makes the Purchase Payments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share such rights.

Contract Value - As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, DCA Plus Fixed Option Value, GIO Value and the Loan Account Value.

Contract Year - A year that starts on the Contract Date or on a Contract Anniversary.

DCA Plus Fixed Option - If you allocate all or part of your Purchase Payments to the DCA Plus Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically (the "Guaranteed Interest Rate"), but not less than an annual rate of 3%.

DCA Plus Fixed Option Value - The aggregate of your Contract Value allocated to the DCA Plus Fixed Option.

Earnings - As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments which are reduced by withdrawals of prior Purchase Payments.

Fixed Option - If you allocate all or part of your Purchase Payments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive interest rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value - The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund - Pacific Select Fund.

General Account - Our General Account consists of all of our assets other than those assets allocated to Separate Account A or to any of our other separate accounts.

GIO Term Value - The aggregate amount under your Contract allocated to all GIOs that have the same length Guarantee Term. The GIO Term Value is based on the original Guarantee Term, not the time remaining in the Guarantee Term. The GIO Term Value is used in determining which GIOs will be accessed when you make a withdrawal or transfer.

GIO Value - The aggregate amount of your Contract Value allocated to all GIOs.

Guarantee Term - The period during which an amount you allocate to the Fixed Option or to a GIO earns a Guaranteed Interest Rate. These terms are up to one-year for the Fixed Option, one year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs.

Guaranteed Interest Option ("GIO") - If you allocate all or part of your Purchase Payments or Contract Value to one or more GIOs, such amounts are subject to a particular Guaranteed Interest Rate for the Guarantee Term selected. GIO amounts are held in our General Account and are subject to a Market Value Adjustment if annuitized, withdrawn or transferred prior to the end of the Guarantee Term. Each new allocation will receive the Guaranteed Interest Rate then applicable to new allocations for the selected Guarantee Term.

Guaranteed Interest Rate - The interest rate guaranteed at the time of allocation (or rollover) for the Guarantee Term on amounts allocated to the Fixed Option, DCA Plus Fixed Option, DCA Plus Fixed Option or Guaranteed Interest Option. All Guaranteed Interest Rates are expressed as annual rates and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Investment Option - A Variable Account, the Fixed Option, the DCA Plus Fixed Option or a GIO offered under the Contract.

Joint Annuitant - If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account Value - The amount transferred from your Investment Options to the General Account to secure a Contract loan, increased by interest earned and decreased by any principal repayments and/or withdrawals or transfers of interest earned.

Market Value Adjustment ("MVA") - The adjustment made to any amount annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term. This adjustment reflects the impact of changes in applicable interest rates between the time the Purchase Payment(s) and/or Contract Value is allocated to a specific GIO and the time of the annuitization, withdrawal or transfer.

Net Contract Value - Your Contract Value less Contract Debt.

Non-Qualified Contract - A Contract other than a Qualified Contract.

Policyholder - The Contract Owner.

Portfolio - A separate portfolio of the Fund.

Primary Annuitant - The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment - An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Qualified Contract - A Contract that qualifies under the Code as an individual retirement annuity ("IRA"), or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan - A retirement plan that receives favorable tax treatment under
Section 401, 403, 408, 408A or 457 of the Code.

SEC - Securities and Exchange Commission.

Separate Account A (the "Separate Account") - A separate account of ours registered as a unit investment trust under the Investment Company Act of 1940.

Subaccount - An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Portfolio.

Subaccount Annuity Unit - Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of Unit Value.

Subaccount Unit - Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount; these Units are used for accounting purposes to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Unit Value - The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day. The fluctuations in value reflect the investment results, expenses of and charges against the Portfolio in which the Subaccount invests its assets and also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%. The effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured at or about 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value - The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option - A Subaccount.

An Overview of Pacific Portfolios

This overview tells you some of the key things you should know about your Contract. It's designed as a summary only -- please read this Prospectus, your Contract and the Statement of Additional Information for more detailed information.

Some states have different rules about how annuity contracts are described or administered. The information in your Contract, or in any endorsement or supplement, prevails over what's in this Prospectus.

Pacific Portfolios Basics
Pacific Portfolios is an annuity contract between you and Pacific Life Insurance Company.

This Contract is designed for long-term financial planning. It allows you to invest money on a tax-deferred basis for retirement or other goals, and to receive income in a variety of ways, including a series of income payments for life or for a specified period of years.

Non-Qualified and Qualified Contracts are available. You buy a Non-Qualified Contract with "after-tax" dollars. You buy a Qualified Contract under a qualified retirement or pension plan, or an individual retirement annuity or account (IRA).

Pacific Portfolios is a variable annuity, which means that the value of your Contract fluctuates depending on the performance of the Investment Options you choose. The Contract allows you to choose how often you make Purchase Payments and how much you add each time. The Contract provides a death benefit if the first Owner or last Annuitant dies during the accumulation phase.

Your Right to Cancel
During the right to cancel period, you have the right to cancel your Contract and return it to us or to your registered representative for a refund. The amount refunded may be more or less than the Purchase Payments you've made, depending on the state where you signed your application and the kind of Contract you buy.


The Investment Options you choose and how they perform will affect the value of your Contract during the accumulation phase, as well as the amount of your annuity payments during the income phase if you choose a variable annuitization payout.

The Accumulation Phase

During the accumulation phase, you can put money in your Contract by making Purchase Payments, and choose among various Investment Options. You can also take money out of your Contract by making a withdrawal. The accumulation phase begins on your Contract Date and continues until your Annuity Date.

Purchase Payments

Your initial Purchase Payment must be at least $5,000 for a Non-Qualified Contract and at least $2,000 for a Qualified Contract. Additional Purchase Payments must be at least $250 for a Non-

Qualified Contract and $50 for a Qualified Contract.

You can ask your registered representative to help you choose the right Investment Options for your goals and risk tolerance.

You'll find more about the Investment Options starting on page __.

Investment Options
You can choose from 17 Variable Investment Options (also called Subaccounts), each of which invests in a corresponding Portfolio of the Pacific Select Fund. We're the investment adviser for the Pacific Select Fund. We oversee the management of all the Fund's Portfolios and manage two of the Portfolios directly. To manage the other Portfolios, we've retained some of the nation's other leading asset managers. The value of each Portfolio will fluctuate with the value of the investments it holds, and returns are not guaranteed.

We'll apply the Market Value Adjustment if you make a transfer or withdrawal from a Guaranteed Interest Option before the end of its term. See Appendix B for details about how we calculate the Market Value Adjustment.

You can also choose from three Fixed Options that earn a guaranteed rate of interest of at least 3%: the Fixed Option, the DCA Plus Fixed Option when you elect DCA Plus, and the Guaranteed Interest Option, which has Guaranteed Terms of three, six or 10 years. Not all of the Fixed Options are available in every state.

We allocate your Purchase Payments to the Fixed Options and Variable Investment Options you choose. The value of your Contract will fluctuate during the accumulation phase depending on the Investment Options you've chosen. You bear the investment risk of any Variable Investment Options you choose.


You'll find more about transfers starting on page __.

Transferring among Investment Options
You can transfer among Investment Options any time until your Annuity Date without paying any current income tax. You can also make automatic transfers by enrolling in our dollar cost averaging, portfolio rebalancing or earnings sweep programs. Some restrictions apply to transfers to and from the Fixed Options.

You'll find more about withdrawals starting on page __.

Withdrawals

You can make full and partial withdrawals to supplement your income for other purposes. You can withdraw a certain amount each year without paying a withdrawal charge, but you may pay a withdrawal charge if you withdraw Purchase Payments that are less than seven years old. Some restrictions apply to making withdrawals from the Fixed Options.

In general, you may have to pay tax on withdrawals or other distributions from your Contract. If you're under age 59 1/2, a 10% federal penalty tax may also apply to withdrawals.


You'll find more about Annuitization starting on page __.

The Income Phase

The income phase of your Contract begins on your Annuity Date. Generally, you can choose to surrender your Contract and receive a single payment or you can annuitize your Contract and receive a series of income payments.

You can choose fixed or variable annuity payments, or a combination of both, for life or for a specified period of years. You can choose monthly, quarterly, semiannual or annual payments. We'll make the income payments to your designated payee.

If you choose variable annuity payments, the amount of the payments will fluctuate depending on the performance of the Variable Investment Options you choose. After your Annuity Date, you can transfer among the Variable Investment Options up to four times in any 12-month period.

You'll find more about the death benefit starting on page __.

The Death Benefit
The Contract provides a death benefit if the first Owner or last surviving Annuitant dies during the accumulation phase. Death benefit proceeds are payable when we receive proof of death and payment instructions. Who we pay a death benefit to, and how we calculate the amount of the death benefit depend on who dies first and the type of Contract you own.


This rider is not available in all states.

Enhanced Guaranteed Minimum Death Benefit Rider
This optional rider offers the potential for a larger death benefit. You can buy the rider when you buy your Contract. You cannot buy the rider after you've bought your Contract.

You'll find more about Pacific Life starting on page __.

About Pacific Life
Pacific Life is a life insurance company based in California. We issue the Contracts. Pacific Mutual Distributors, Inc., our wholly owned subsidiary, is the distributor of the Contracts.

How Our Accounts Work
We put your Purchase Payments in our General and separate accounts. We own the assets in our accounts and make allocations to the Investment Options you've chosen.

Amounts allocated to the Fixed Options are held in our General Account. This account also funds fixed annuity payments. Our General Account includes all of our assets, except for those held in our separate accounts. Our ability to meet our obligations under the Contract is backed by our strength as an insurance company.

Amounts allocated to the Variable Investment Options are held in our Separate Account A. This account also funds variable annuity payments. The assets in Separate Account A are kept separate from the assets in our General Account and other separate accounts, and are protected from our general creditors.

This section of the overview explains the fees and expenses associated with your Pacific Portfolios Contract.

 . Contract Expenses are expenses that we deduct from your Contract. These expenses are fixed under the terms of your Contract. Premium taxes or other taxes may also apply to your Contract. We generally charge premium taxes when you annuitize your Contract, but there may be other times when we charge them to your Contract instead. Please see your Contract for details.

 . Separate Account A Annual Expenses are expenses that we deduct from the assets of each variable investment option. They are guaranteed not to increase under the terms of your Contract.

 . Fees and Expenses paid by the Pacific Select Fund affect you indirectly if you choose a Variable Investment Option because they reduce Portfolio returns.
  They can vary from year to year. They are not fixed and are not part of the terms of your Contract.


Sales charge on Purchase Payments                         none
Maximum withdrawal charge, as a percentage of              7.0%/1/
Purchase Payments
Withdrawal transaction fee                                 none/2/
Transfer fee                                               none/3/
Annual Fee                                               $40.00/4/
Annual Enhanced Death Benefit Charge if you buy the
Enhanced Guaranteed Minimum Death Benefit Rider
(calculated as a percentage of the Contract Value)5
 If the age of the youngest Annuitant on your Contract     0.10%
 Date is 65 or younger
 If the age of the youngest Annuitant on your              0.30%
 Contract Date is 66 to 75

Separate Account A Annual Expenses
(as a percentage of the average daily Account Value)
  Mortality and Expense Risk Charge                        1.25%/6/
  Administrative Fee                                       0.15%/6/



/1/ The withdrawal charge may not apply or may be reduced under certain circumstances. See Withdrawals, Charges, and Fees and Deductions.

/2/ In the future, we may charge a fee of up to $15 for any withdrawal over 15 that you make in a Contract Year. See Withdrawals - Optional Withdrawals.

/3/ In the future, we may charge a fee of up to $15 for any transfer over 15 that you make in a Contract Year. See How Your Payments Are Allocated - Transfers.

/4/ We deduct the Annual Fee on each Contract Anniversary up to your Annuity Date and when you make a full withdrawal if the Contract Value on these days is less than $50,000 after deducting any outstanding loan and interest (your Net Contract Value). See Charges, Fees and Deductions.

/5/ If you buy the Enhanced Guaranteed Minimum Death Benefit Rider ("EGMDBR"), which is subject to state availability, we deduct this charge on each Contract Anniversary date that the rider is in effect and when you make a full withdrawal. See Charges, Fees and Deductions.

/6/ This is an annual rate. The daily rate is calculated by dividing the annual rate by 365.

You'll find more about the Pacific Select Fund starting on page ., and in the Fund's Prospectus, which accompanies this Prospectus.

Fees and Expenses Paid by the Pacific Select Fund

The Pacific Select Fund pays advisory fees and other expenses. These are deducted from the assets of the Fund's Portfolios and may vary from year to year. They are not fixed and are not part of the terms of your Contract. If you choose a Variable Investment Option, these fees and expenses affect you indirectly because they reduce Portfolio returns.

Advisory Fee

Pacific Life is the investment adviser to the Fund. The Fund pays an advisory fee to us for these services. The table below shows the advisory fee as an annual percentage of each Portfolio's average daily net assets.

Other Expenses
The table also shows expenses the Fund paid in 1998 as an annual percentage of each Portfolio's average daily net assets. To help limit Fund expenses, we've agreed to waive all or part of our investment advisory fees or otherwise reimburse each Portfolio for expenses (not including advisory fees, additional costs associated with foreign investing and extraordinary expenses) that exceed 0.25% of its average daily net assets. We do this voluntarily, but do not guarantee that we'll continue to do so after December 31, 2000. No reimbursement was necessary for 1998.


                                      Advisory     Other           Total
Portfolio                             fee          expenses        expenses
---------                             --------     --------        --------
Money Market                              %               %              %
High Yield Bond                       0.60%               %              %
Managed Bond                          0.60%               %              %
Government Securities                 0.60%               %              %
Aggressive Equity                     0.80%               %              %
Growth LT                             0.75%               %              %
Equity Income                         0.65%               %              %
Multi-Strategy                        0.65%               %              %
Large-Cap Value/1/                    0.85%               %              %
Mid-Cap Value/1/                      0.85%               %              %
Equity                                0.65%               %              %
Bond and Income                       0.60%               %              %
Equity Index                              %               %              %
Small-Cap Index/1/                    0.50%               %              %
REIT/1/                               1.10%               %              %
International                         0.85%               %              %
Emerging Markets                      1.10%               %              %

/1/ Expenses are estimated. There were no advisory fees or expenses for these Portfolios in 1998 because they started on January 4, 1999.

Examples

The following table shows the expenses you would pay on each $1,000 you invested if, at the end of each period, you: annuitized your Contract, surrendered your Contract and withdrew the Contract Value, or did not annuitize or surrender, but left the money in your Contract.

These examples assume the following:
 .   the Contract Value starts at $45,000
 .   the Investment Options have an annual return of 5%
 .   the Annual Fee is deducted even when the Contract Value goes over $50,000 and a waiver would normally apply.

without rider reflects the expenses you would pay if you did not buy the optional Enhanced Guaranteed Minimum Death Benefit Rider.

with rider reflects expenses you would pay if you bought the optional Enhanced Guaranteed Minimum Death Benefit Rider. These expenses depend on the age of the youngest Annuitant on the Contract Date.

These examples do not show past or future expenses. Your actual expenses in any year may be more or less than those shown here.

                                [TO BE UPDATED]

                           Expenses if you          Expenses if you          Expenses if you did
                           annuitized your          surrendered your         not annuitize or
                           Contract ($)             Contract ($)             surrender, but left
                                                                             the money in your
                                                                             Contract ($)
----------------------------------------------------------------------------------------------------
Variable Account           1 yr  3 yr  5 yr  10 yr  1 yr  3 yr  5 yr  10 yr  1 yr  3 yr  5 yr  10 yr
----------------------------------------------------------------------------------------------------
Money Market
without rider               82     59   102   220    82    113   129   220    19     59   102   220
with rider - age 0-65       83     62   107   230    83    116   134   230     0     62   107   230
with rider - age 66-75      85     68   117   251    85    122   144   251    22     68   117   251
----------------------------------------------------------------------------------------------------
High Yield Bond
without rider               85     66   114   245    85    120   141   245    22     66   114   245
with rider - age 0-65       85     69   119   254    85    123   146   254    22     69   119   254
with rider - age 66-75      88     75   129   274    88    129   156   274    25     75   129   274
----------------------------------------------------------------------------------------------------
Managed Bond
without rider               85     66   114   245    85    120   141   245    22     66   114   245
with rider - age 0-65       86     70   119   255    86    124   146   255    23     70   119   255
with rider - age 66-75      88     76   129   275    88    130   156   275    25     76   129   275
----------------------------------------------------------------------------------------------------
Government Securities
without rider               85     66   114   245    85    120   141   245    22     66   114   245
with rider - age 0-65       86     70   119   255    86    124   146   255    23     70   119   255
with rider - age 66-75      88     76   129   275    88    130   156   275    25     76   129   275
----------------------------------------------------------------------------------------------------
Aggressive Equity
without rider               87     73   126   268    87    127   153   268    24     73   126   268
with rider - age 0-65       88     76   131   278    88    130   158   278    25     76   131   278
with rider - age 66-75      90     83   141   298    90    137   168   298    27     83   141   298
----------------------------------------------------------------------------------------------------

Growth LT
without rider               86     71   121   265    86    125   148   259    23     71   121   259
with rider - age 0-65       87     74   126   269    87    128   153   269    24     74   126   269
with rider - age 66-75      89     80   136   289    89    134   163   289    26     80   136   289
----------------------------------------------------------------------------------------------------
Equity Income
without rider               85     68   116   249    85    122   143   249    22     68   116   249
with rider - age 0-65       86     70   121   258    86    124   148   258    23     70   121   258
with rider - age 66-75      88     77   131   278    88    131   158   278    25     77   131   278
----------------------------------------------------------------------------------------------------
Multi-Strategy
without rider               85     68   116   250    85    122   143   250    22     68   116   250
with rider - age 0-65       86     71   121   259    86    125   148   259    23     71   121   259
with rider - age 66-75      88     77   131   279    88    131   158   279    25     77   131   279
----------------------------------------------------------------------------------------------------
Large-Cap Value
without rider               87     74   127   270    87    128   154   270    24     74   127   270
with rider - age 0-65       88     77   132   280    88    131   159   280    25     77   132   280
with rider - age 66-75      90     83   142   300    90    137   169   300    27     83   142   300
----------------------------------------------------------------------------------------------------
Mid-Cap Value
without rider               87     74   127   270    87    128   154   270    24     74   127   270
with rider - age 0-65       88     77   132   280    88    131   159   280    25     77   132   280
with rider - age 66-75      90     83   142   300    90    137   169   300    27     83   142   300
----------------------------------------------------------------------------------------------------
Equity
without rider               85     68   116   250    85    122   143   250    22     68   116   250
with rider - age 0-65       86     71   122   260    86    125   149   260    23     71   122   260
with rider - age 66-75      88     77   132   280    88    131   159   280    25     77   132   280
----------------------------------------------------------------------------------------------------
Bond and Income
without rider               85     68   116   249    85    122   143   249    22     68   116   249
with rider - age 0-65       86     71   121   259    86    125   148   259    23     71   121   259
with rider - age 66-75      88     77   131   279    88    131   158   279    25     77   131   279
----------------------------------------------------------------------------------------------------
Equity Index
without rider               80     53    91   197    80    107   118   197    17     53    91   197
with rider - age 0-65       81     56    96   208    81    110   123   208    18     56    96   208
with rider - age 66-75      83     62   106   229    83    116   133   229    20     62   106   229
----------------------------------------------------------------------------------------------------
Small-Cap Index
without rider               84     63   109   234    84    117   136   234    21     63   109   234
with rider - age 0-65       85     67   114   245    85    121   141   245    22     67   114   245
with rider - age 66-75      87     73   124   265    87    127   151   265    24     73   124   265
----------------------------------------------------------------------------------------------------
REIT
without rider               90     82   139   295    90    136   166   295    27     82   139   295
with rider - age 0-65       91     85   144   305    91    139   171   305    28     85   144   305
with rider - age 66-75      93     91   154   324    93    145   181   324    30     91   154   324
----------------------------------------------------------------------------------------------------
International
without rider               88     77   131   279    88    131   158   279    25     77   131   279
with rider - age 0-65       89     80   136   289    89    134   163   289    26     80   136   289
with rider - age 66-75      91     86   146   309    91    140   173   309    28     86   146   309
----------------------------------------------------------------------------------------------------
Emerging Markets
without rider               93     90   154   324    93    144   181   324    30     90   154   324
with rider - age 0-65       94     93   159   333    94    147   186   333    31     93   159   333
with rider - age 66-75      96     99   169   352    96    153   196   352    33     99   169   352
----------------------------------------------------------------------------------------------------

                            YOUR INVESTMENT OPTIONS

You may choose among seventeen different Variable Investment Options, the Fixed Option, the DCA Plus Fixed Option and among the three Guarantee Terms under the Guaranteed Interest Option.

Your Variable Investment Options

Each Variable Investment Option invests in a separate Portfolio of the Fund. For your convenience, the following chart summarizes some basic data about each Portfolio. This chart is only a summary. For more complete information on each Portfolio, including a discussion of the Portfolio's investment techniques and the risks associated with its investments, see the accompanying Fund Prospectus. No assurance can be given that a Portfolio will achieve its investment objective. YOU SHOULD READ THE FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

---------------------------------------------------------------------------------------------
                                             Primary Investments
                                             (under normal
 Portfolio            Investment Objective   conditions)            Portfolio Manager

---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
 Money Market         Current income         Highest quality money  Pacific Life
                      consistent with        market securities.
                      preservation of
                      capital.

---------------------------------------------------------------------------------------------
 High Yield Bond      High level of current  Intermediate- and      Pacific Life
                      income.                long-term high-
                                             yielding lower and
                                             medium quality ("high
                                             risk")
                                             fixed income
                                             securities.

---------------------------------------------------------------------------------------------
 Managed Bond         Maximize total return  Investment grade       Pacific Investment
                      consistent with        marketable debt        Management Company
                      prudent investment     securities. Will
                      management.            normally maintain an
                                             average portfolio
                                             duration of 3-7 years.

---------------------------------------------------------------------------------------------
 Government Securi-   Maximize total return  U.S. Government        Pacific Investment
  ties                consistent with        securities, futures    Management Company
                      prudent investment     and options thereon
                      management.            and high-grade
                                             corporate debt
                                             securities. Will
                                             normally maintain an
                                             average portfolio
                                             duration of 3-7 years.

---------------------------------------------------------------------------------------------
 Aggressive Equity    Capital appreciation.  Common stocks of small Alliance Capital
                                             emerging growth and    Management L.P.
                                             medium capitalization
                                             companies.

---------------------------------------------------------------------------------------------
 Growth LT            Long-term growth of    Common Stock.          Janus Capital
                      capital consistent                            Corporation
                      with preservation of
                      capital.

---------------------------------------------------------------------------------------------
 Equity Income        Long-term growth of    Dividend paying common J.P. Morgan Investment
                      capital and income.    stock.                 Management Inc.

---------------------------------------------------------------------------------------------
 Multi-Strategy       High total return.     Equity and fixed       J.P. Morgan Investment
                                             income securities.     Management Inc.

---------------------------------------------------------------------------------------------
 Large-Cap Value      Long-term growth of    Equity securities of   Salomon Brothers Asset
                      capital. Current       large-capitalization   Management Inc
                      income is of secondary companies.
                      importance.

---------------------------------------------------------------------------------------------
 Mid-Cap Value        Capital appreciation.  Equity securities of   Lazard Asset
                                             medium-capitalization  Management
                                             domestic companies
                                             believed to be
                                             undervalued.

---------------------------------------------------------------------------------------------
 Equity               Capital appreciation.  Common stocks and      Goldman Sachs
                      Current income is of   securities convertible Asset Management
                      secondary importance.  into or exchangeable
                                             for common stocks.

---------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                             Primary Investments
                                             (under normal
 Portfolio            Investment Objective   conditions)            Portfolio Manager

--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
 Bond and Income      Provide total return   Investment grade debt  Goldman Sachs
                      and income consistent  securities. Will       Asset Management
                      with prudent           normally maintain an
                      investment management. average portfolio
                                             duration within one-
                                             half year of a long-
                                             term bond index.

--------------------------------------------------------------------------------------------
 Equity Index         Investment results     Stocks included in the Bankers Trust Company
                      that correspond to the Standard & Poor's 500.
                      total return
                      performance of common
                      stocks publicly traded
                      in the U.S.

--------------------------------------------------------------------------------------------
 Small-Cap Index      Provide investment     Stocks included in the Bankers Trust Company
                      results that           Russell 2000 Small
                      correspond to the      Stock Index.
                      total return of an
                      index of small
                      capitalization
                      companies.

--------------------------------------------------------------------------------------------
 REIT                 Current income and     Real estate investment Morgan Stanley Asset
                      long-term capital      trusts and equity      Management Inc.
                      appreciation.          securities of
                                             companies principally
                                             engaged in the U.S.
                                             real estate industry.

--------------------------------------------------------------------------------------------
 International        Long-term capital      Equity securities of   Morgan Stanley Asset
                      appreciation.          corporations domiciled Management Inc.
                                             outside the United
                                             States.

--------------------------------------------------------------------------------------------
 Emerging Markets     Long-term growth of    Common stocks of       Blairlogie Capital
                      capital.               companies domiciled in Management
                                             emerging market
                                             countries.
--------------------------------------------------------------------------------------------

The Investment Adviser

We are the investment adviser for the Fund. We and the Fund have retained other portfolio managers, supervised by us, for eleven of the Portfolios.

Variable Investment Option Performance

Historical performance information can help you understand how investment performance can affect your investment in the Variable Investment Options. Although the Subaccounts were established January 2, 1996 and have no historical performance prior to that date, each Subaccount will be investing in shares of a Portfolio of the Fund, and the majority of these Portfolios do have historical performance data which covers a longer period. Performance data include total returns for each Subaccount, current and effective yields for the Money Market Subaccount, and yields for the other fixed income Subaccounts. Calculations are in accordance with standard formulas prescribed by the SEC which are described in the SAI. Yields do not reflect any charge for premium taxes and/or other taxes; this exclusion may cause yields to show more favorable performance. Total returns may or may not reflect withdrawal charges, Annual Fees or any charge for premium and/or other taxes; data that do not reflect these charges may show more favorable performance.

The SAI presents some hypothetical performance data. The SAI also presents some performance benchmarks, based on unmanaged market indices, such as the S&P 500, and on "peer groups," which use other managed funds with similar investment objectives. These benchmarks may give you a broader perspective when you examine hypothetical or actual Subaccount performance.

In addition, we may provide you with reports both as an insurance company and as to our claims paying ability that are produced by rating agencies and organizations.

Your Fixed Option, DCA Plus Fixed Option and GIOs

The Fixed Option, the DCA Plus Fixed Option and the GIOs each offer you a guaranteed minimum interest rate on the amounts you allocate to these Options. Amounts you allocate to these Options, and your earnings credited are held in our General Account. The GIOs are available in three-, six-, and ten-year terms. If you annuitize, transfer or withdraw amounts allocated to a GIO before its Guarantee Term has expired, these amounts are adjusted by the MVA. For more detailed information about these Options, see THE GENERAL ACCOUNT section in this Prospectus.

                           PURCHASING YOUR CONTRACT

How to Apply for Your Contract

To purchase a Contract, fill out an application and submit it along with your initial Purchase Payment to Pacific Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your application and payment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Purchase Payment for more than five Business Days without your permission.

You may also purchase a Contract by exchanging your existing Contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-2333, if you are interested in this option.

We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner's age is calculated as of his or her age last birthday. If the sole Contract Owner or sole annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/Owner or the applicant/Owner's estate.

Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider (Optional)

If you purchase the Enhanced Guaranteed Minimum Death Benefit Rider (the "EGMDBR") (subject to state availability) at the time your application is completed, we charge an annual Enhanced Death Benefit Charge on each Contract Anniversary prior to the Annuity Date that the EGMDBR remains in effect. The Charge will be equal to the pertinent percentage, as described below, multiplied by the Contract Value on the day the charge is deducted. The Charge percentage is equal to 0.10% if the youngest Annuitant's age is 65 or younger on the Contract Date and 0.30% if the youngest Annuitant's age is 66 through 75 on the Contract Date. We deduct this Charge from your Contract Value allocated to your Investment Options on a pro-rata basis. However, any portion of the Charge we deduct from the Fixed Option, the DCA Plus Fixed Option, and the GIOs will not be greater than the interest credited to each of these Options, respectively, in excess of the annual rate of 3%. If you make a full withdrawal of your Net Contract Value during a Contract Year, we will deduct the entire Charge for that Contract Year from the final payment made to you.

The EGMDBR may only be purchased on the Contract Date and will remain in effect until the earlier of (a) the full withdrawal of the amount available for withdrawal under the Contract, (b) a death benefit becomes payable under the Contract, (c) any termination of the Contract in accordance with the provisions of the Contract, or (d) the Annuity Date. The EGMDBR may not otherwise be cancelled. The EGMDBR may only be purchased if the age of each Annuitant is 75 or younger on the Contract Date.

Making Your Purchase Payments

Making Your Initial Payment

Your initial Purchase Payment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan ("PAC"), which allows you to pay in equal monthly installments over one year (at least $400 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000.

Making Additional Payments

You may choose to invest additional amounts in your Contract at any time. Each additional Purchase Payment must be at least $250 for Non-Qualified Contracts and $50 for Qualified Contracts.

Forms of Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Purchase Payments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make Purchase Payments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during your "free look" period may be delayed until your check has cleared.

                        HOW YOUR PAYMENTS ARE ALLOCATED

Choosing Your Investment Options

You may allocate your Purchase Payments among the thirteen Subaccounts, the GIOs, the Fixed Option and, if available in your state of issue, if you elect DCA Plus, the DCA Plus Fixed Option. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective either on your Contract Date or on your Free Look Transfer Date. See WITHDRAWALS--Short-Term Cancellation Right ("Free Look"). Each additional Purchase Payment will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any, subject to the terms described in the WITHDRAWALS--Short-Term Cancellation Right ("Free Look") section. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount. If your Contract is issued in exchange for another annuity contract or a life insurance contract, our administrative procedures may vary depending on the state in which your Contract is issued.

Investing in Variable Investment Options

Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the "Unit Value" of one Unit of that Subaccount.

  Example: You allocate $600 to the Government Securities Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Government Securities Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your investment allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Portfolio. For example, the value of Units in the Managed Bond Subaccount will change to reflect the performance of the Managed Bond Portfolio (including that Portfolio's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units at or about 4:00 p.m., Eastern time on each Business Day. The SAI contains a detailed discussion of these calculations.

When Your Investment is Effective

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Purchase Payment is ordinarily effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Purchase Payment in proper form.

Transfers

Once your Payments are allocated to the Investment Options you selected, you may transfer your Contract Value less Loan Account Value from any Investment Option to any other Investment Option, except the DCA Plus Fixed Option. Certain restrictions apply to the Fixed Option, the DCA Plus Fixed Option and GIOs. See THE GENERAL ACCOUNT--Withdrawals and Transfers. Transfer requests are normally effective on the Business Day we receive them in proper form. If your Contract was issued in a state that requires refund of Purchase Payments under your Free Look Right, transfers may only be made after your Free Look Transfer Date. See WITHDRAWALS--Short-Term Cancellation Right ("Free Look").

No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year. Transfers under the dollar cost averaging and earnings sweep options are counted toward your total transfers in a Contract Year. Any such fee would be charged against your Investment Options proportionately, based on your relative Account Value in each immediately after the transfer.

We have the right, at our option (unless otherwise required by law), to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than the minimum amount, we may transfer that remaining amount to your other Investment Options in the proportions specified in your current allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. We also reserve the right (unless otherwise required by law) to limit the size of transfers, to limit the number and frequency of transfers, to restrict transfers, and to suspend transfers. We reserve the right to reject any transfer request.

Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after annuitization are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--Withdrawals and Transfers in the Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

DCA Plus

DCA Plus provides a way for you to transfer amounts monthly from the DCA Plus Fixed Option to one or more Variable Investment Option(s) over a period of up to one year. This allows you to average the Unit Values of the Variable Investment Option(s) over time, and may permit a "smoothing" of abrupt peaks and drops in Unit Values.

Prior to the Annuity Date, you may allocate all or a portion of your Purchase Payment(s) to the DCA Plus Fixed Option. The initial minimum amount that you may allocate to the DCA Plus Fixed Option is $5,000. You may not transfer any amounts to the DCA Plus Fixed Option from any other Investment Option. All Purchase Payments allocated to the DCA Plus Fixed Option will earn interest at the then current Guaranteed Interest Rate declared by us.

The day that the first Purchase Payment allocation is made to the DCA Plus Fixed Option will begin a Guaranteed Term of 12 months and a period of 12 monthly transfers. On the same day of each month thereafter, we will transfer to the Variable Investment Options you selected an amount equal to your DCA Plus Fixed Option Value on that day divided by the remaining number of monthly transfers in the Guaranteed Term.

  Example: On May 1, you submit a $10,000 Purchase Payment entirely to the DCA Plus Fixed Option at a then current Guaranteed Interest Rate of 5.00%. On June 1, the value of the DCA Plus Fixed Option is $10,040.75. On June 1, a transfer equal to $836.73 ($10,040.75/12) will be made according to your DCA Plus transfer instructions. Your remaining DCA Plus Fixed Option Value after the transfer is therefore $9,204.02.

  On July 1, your DCA Plus Fixed Option Value has now increased to $9,241.52. We will transfer $840.14 ($9,241.52/11) to the Variable Investment Options, leaving a remaining value of $8,401.38 in the DCA Plus Fixed Option.

During the Guarantee Term, you may allocate all or a part of additional Purchase Payments to the DCA Plus Fixed Option, provided such allocations are at least $250. Each such allocation will be transferred to the Variable Investment Options you selected over the remaining Guarantee Term. Transfers will be made proportionately from the DCA Plus Fixed Option Value attributed to each Purchase Payment allocation.

  Example: (Using the previous example): On July 15, you allocate an additional $5,000 to the DCA Plus Option at a Guaranteed Interest Rate of 4.00%. On August 1, your DCA Plus Fixed Option Value has increased to $13,443.79. An amount equal to $1,344.38 ($13,443.79/10) is transferred from the DCA Plus Fixed Option to the Variable Investment Options. The remaining DCA Plus Fixed Option Value is $12,099.41.

The minimum amount for the DCA Plus monthly transfer is $250. If a monthly DCA Plus transfer amount is less than $250, we may transfer your entire DCA Plus Fixed Option Value to the Variable Investment Options according to your most recent DCA Plus transfer instructions and automatically terminate your DCA Plus. DCA Plus transfers must be made on a monthly basis to the Variable Investment Options; you may not choose to transfer other than monthly nor may you transfer to either the Fixed Option or any of the GIOs under DCA Plus.

Unless otherwise instructed, any additional Purchase Payment we receive during a Guarantee Term will be allocated to the Investment Options, including the DCA Plus Fixed Option if so indicated, according to your most recent Purchase Payment allocation instructions. If we receive any additional Purchase Payments after your DCA Plus ends and you have not changed your Purchase Payment allocation instructions, the portion of additional Purchase Payments that you had instructed us to allocate to the DCA Plus Fixed Option under DCA Plus will be allocated to the Variable Investment Options in the same proportion you had elected under DCA Plus.

When your DCA Plus program ends you may request, in a form satisfactory to us, to establish a new DCA Plus program subject to our minimum allocation requirements.

Your DCA Plus program automatically ends at the end of your DCA Plus Guarantee Term. If we do not receive completed DCA Plus transfer instructions in proper order by the time your first DCA Plus transfer is due, your DCA Plus will be automatically terminated at the time and your DCA Plus Fixed Account Value will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate, unless you provide us with other transfer instructions. You may request, in a form satisfactory to us, termination of your DCA Plus program at any time. Upon our receipt of such request, or when death benefit proceeds become payable, any remaining balance in your DCA Plus Fixed Option will be transferred to the Fixed Option at the Fixed Option's then current Guaranteed Interest Rate, unless you instruct us to transfer such amounts to other Investment Options. On your Annuity Date any net amount converted to an annuity from your DCA Plus Fixed Option will be applied to a fixed annuity and will be held in our General Account, unless you instruct us otherwise.

You may have only one DCA Plus program in effect at any given time. DCA Plus may not be used concurrently with our dollar cost averaging program. Further, the DCA Plus Fixed Option is not available to for use with any of our other systematic transfer programs; i.e., dollar cost averaging, portfolio rebalancing or earnings sweep.

We reserve the right to change the terms and conditions of DCA Plus, but not a DCA Plus you already have in effect.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Variable Investment Option with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. The Fixed Option, DCA Plus Fixed Option and GIOs are not available for dollar cost averaging. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g., 30% in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option, DCA Plus Fixed Option and GIOs are not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                         CHARGES, FEES AND DEDUCTIONS

Withdrawal Charge

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on (i) amounts annuitized after the first Contract Year, (ii) payments of death benefits,

(iii) withdrawals by Contract Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or,
(iv) subject to medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

Free Withdrawals

We will not impose a withdrawal charge on withdrawals of your Earnings, or on withdrawals of amounts held under your Contract for at least six Contract Years. In addition, during each Contract Year we will not impose a withdrawal charge on your withdrawal of up to 10% of your remaining Purchase Payments at the beginning of the Contract Year that would otherwise be subject to the withdrawal charge plus up to 10% of any additional Purchase Payments received during the Contract Year. Our calculations of the withdrawal charge deduct this "free 10%" from your "oldest" Purchase Payment that is still otherwise subject to the charge.

  Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $3,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700, plus you had $2,000 of Earnings). After this withdrawal, your Contract Value is $15,300 (all attributable to Purchase Payments). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

How the Charge is Determined

The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that payment was effective. A payment is "one year old" or has an "age of one" from the day it is effective until your next Contract Anniversary; beginning on that Contract Anniversary, your payment will have an "age of two" for a full Contract Year. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

    "Age" of Payment                                                  Withdrawal
        in Years                                                        Charge
    ----------------                                                  ----------
           1........................................................       7%
           2........................................................       7%
           3........................................................       6%
           4........................................................       5%
           5........................................................       3%
           6........................................................       1%
           7 or more................................................       0%

We calculate your withdrawal charge by assuming that your Earnings are withdrawn first, followed by amounts attributed to Purchase Payments with the "oldest" Payment withdrawn first. The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs. Any applicable Annual Fee will be deducted after the withdrawal charge is calculated. In addition, amounts you withdraw from your GIO(s) will be subject to the MVA. See THE GENERAL ACCOUNT--Withdrawals and Transfers.

We pay sales commissions and other expenses associated with promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge. Broker-dealers may receive aggregate commissions of up to 6.75% of your aggregate Purchase Payments.

Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time Purchase

Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 1.00%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by us, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise.

Transfers

Transfers of all or part of your Account Value from one Investment Option to another is not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR PAYMENTS ARE ALLOCATED--Transfers. However, amounts transferred from a GIO before its Guarantee Term has expired are subject to the MVA. See THE GENERAL ACCOUNT-- Withdrawals and Transfers and GIOs.

Premium Taxes

Depending on (among other factors) your state of residence, a tax may be imposed on your Purchase Payments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Purchase Payments ("premium taxes") on your behalf, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, "premium taxes" include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments. Currently, we do not impose any such charges.

Annual Fee

We will charge you an Annual Fee of $40 on each Contract Anniversary prior to the Annuity Date, and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

Waivers and Reduced Charges

We may agree to reduce or waive the withdrawal charge or the Annual Fee, or credit additional amounts under our Contracts, in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts, sales of Contracts in connection with a group or sponsored arrangement or mass transactions over multiple Contracts.

In addition, we may agree to reduce or waive some or all of such charges and/or credit additional amounts under our Contracts, for those Contracts sold to persons who meet criteria established by us, who may include current and retired officers, directors and employees of us and our affiliates, trustees of the Pacific Select Fund, registered representatives and employees of broker/dealers with a current selling agreement with us and their affiliates, employees of affiliated asset management firms and certain other service providers, and immediate family members of such persons ("Eligible Persons"). We will credit additional amounts to Contracts owned by Eligible Persons if such Contracts are purchased directly through Pacific Mutual Distributors, Inc. Under such circumstances, Eligible Persons will not be afforded the benefit of services of any other broker/dealer nor will commissions be payable to any broker/dealer in connection with such purchases. Eligible Persons must contact us directly with servicing questions, Contract changes and other matters relating to their Contracts. The amount credited to Contracts owned by Eligible Persons will equal the reduction in expenses we enjoy by not incurring brokerage commissions in selling such Contracts, with the determination of the expense reduction and of such crediting being made in accordance with our administrative procedures. We may also agree to waive minimum Purchase Payment requirements for Eligible Persons.

We will only reduce or waive withdrawal or other charges, reduce or waive minimums, or credit additional amounts on any Contract where expenses associated with the sale or distribution of the Contract and/or costs associated with administering and maintaining the Contract are reduced. We reserve the right to terminate waiver, reduced charge and crediting programs at any time, including for issued Contracts.

Mortality and Expense Risk Charge

We assess a charge against the assets of each Subaccount to compensate for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that an Annuitant will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations at the time the Contract is issued is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual rate of 1.25% of each Subaccount's assets; this charge may not be increased for the duration of your Contract.

The Risk Charge will stop at annuitization if you select a fixed annuity; the Risk Charge will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

Administrative Fee

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual rate of 0.15% of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract. The Administrative Fee will continue after annuitization if you choose any variable annuity.

Annual Enhanced Guaranteed Minimum Death Benefit Rider Charge (Optional)

If you purchase the Enhanced Guaranteed Minimum Death Benefit Rider, we charge an annual Enhanced Death Benefit Charge which is described under PURCHASING YOUR CONTRACT--Purchasing the Enhanced Guaranteed Minimum Death Benefit Rider (Optional).

Expenses of the Fund

Your Variable Account Value reflects advisory fees and other expenses incurred by the various Portfolios of the Fund, net of any applicable reimbursements. These fees and expenses may vary. The Fund is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of any Portfolio. The Fund's fees and expenses are described in detail in the Fund's Prospectus and in its SAI.

                     RETIREMENT BENEFITS AND OTHER PAYOUTS

Selecting Your Annuitant

When you submit the application for your Contract, you must choose a sole Annuitant or two Joint Annuitants. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant; more information on these options is provided in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a Joint Annuitant at the time of annuitization. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. No Annuitant (primary, joint or contingent) may be named upon or after reaching his or her 86th birthday. We reserve the right to require proof of age or survival of the Annuitant(s).

Annuitization

You may choose both your Annuity Date (or "Annuity Start Date") and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any applicable MVAs, any transaction fee, and any applicable charge for premium taxes and/or other taxes, (the "Conversion Amount"), as long as such Conversion Amount annuitized is at least $10,000, subject to any state exceptions. (See APPENDIX A: STATE LAW VARIATIONS). If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any withdrawal transaction fee, any applicable withdrawal charge, any applicable MVA, any Annual Fee and any Enhanced Death Benefit Charge. Any such distribution will be made to you in a single sum if the remaining Conversion Amount is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

Choosing Your Annuity Date ("Annuity Start Date")

You should choose your Annuity Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us, in proper form, at least ten Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday however, to meet IRS minimum distribution rules, your Annuity Date may need to be earlier; if you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday; if you have Joint Annuitants and a Qualified Contract, your Annuity Date cannot be later than your own 95th birthday. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS.

You should carefully review the Annuity Options with your financial tax adviser, and, for Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Code for pertinent limitations respecting annuity payments and other matters. For instance, under requirements for retirement plans that qualify under Section 401 or 408 of the Code, annuity payments generally must begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70 1/2. However, if a plan qualified under Section 401(a) of the Code or a 403(b) contract so provides, no distributions are required for individuals who are employed after age 70 1/2 (other than 5% owners) until they retire.

For retirement plans that qualify under Section 401 or 408 of the Code, the period elected for receipt of annuity payments under Annuity Options 1 and 4 generally may be no longer than the joint life expectancy of the Annuitant and Beneficiary in the year that the Annuitant reaches age 70 1/2, and must be shorter than such joint life expectancy if the Beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant. Under Options 2 and 3, if the secondary or other Annuitant is not the Annuitant's spouse and is more than 10 years younger than the Annuitant, the 66 2/3% and 100% elections specified above may not be available. The restrictions on options for retirement plans that qualify under Sections 401 and 408 also apply to a retirement plan that qualifies under Section 403(b) with respect to amounts that accrued after December 31, 1986.

If you annuitize only a portion of your Net Contract Value on your Annuity Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you call your tax adviser for more information if you are interested in this option.

Default Annuity Date and Options

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. Certain Qualified Plans may require annuitization to occur at an earlier age.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less any applicable MVA, transaction fees and/or charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option, DCA Plus Fixed Option Value and GIO Value will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with ten year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.

Choosing Your Annuity Option

You may make three basic decisions about your annuity payments. First, you may choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount. Second, you may choose the form of annuity payments (see ANNUITY OPTIONS). Third, you may decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be held in our General Account, (but not under the Fixed Option, DCA Plus Fixed Option or GIOs).

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

  . Life Only. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies). Payments stop when the Annuitant dies.

  . Life with Period Certain. Periodic payments are made to the designated payee during the lifetime of the Annuitant (even if the Owner dies), with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the designated payee dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments, if living; otherwise the Owner, if living; otherwise the Owner's estate.

  . Joint and Survivor Life. Periodic payments are made to the Primary Annuitant during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the Secondary Annuitant named in the election if and so long as such Secondary Annuitant lives. You may choose to have the payments to the surviving Secondary Annuitant equal 50%, 66 2/3% or 100% of the payments made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). Periodic payment amounts made during the life of the Primary Annuitant depend upon the percentage election made with respect to payments during the life of the Secondary Annuitant. Payments stop when both Annuitants have died.

  . Period Certain Only. Periodic payments are made to the designated payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the designated payee dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments, if living; otherwise the Owner, if living; otherwise the Owner's estate.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

Your Annuity Payments

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable variable annuity income factors in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

Death Benefits

A death benefit may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. The amount of the death benefit will be paid according to the Death Benefit Proceeds section.

Death Benefit Proceeds

The proceeds of any death benefit payable will be payable upon receipt, in proper form, of proof of death and instructions regarding payment of death proceeds. Such proceeds will equal the amount of the death benefit reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an annuity, or in accordance with IRS regulations (see Death of Owner Distribution Rules). Any such annuity is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Death of Owner Distribution Rules

If a Contract Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

If the Contract Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate.

If the Contract Owner was an Annuitant, the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. A sole designated recipient who is the Contract Owner's spouse may elect to become the Contract Owner (and sole Annuitant if the deceased Contract Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Date. A Joint or Contingent Owner who is the designated recipient but not the Contract Owner's spouse may not continue the Contract, but may purchase a new Contract.

If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be (a) the Contract Value if the non-individual Owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or (b) the Contract Value less any Annual Fee, any Enhanced Death Benefit Charge, and any withdrawal and/or transaction fee, any charges for withdrawals, and/or premium taxes and/or other taxes, if the non-individual Owner elects a cash distribution. The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

Qualified Plan Death of Annuitant Distribution Rules

Under Internal Revenue Service regulations, if the Contract is owned under a Qualified Plan as defined in Section 401, 403, 408, 408A, or 457 of the Code and the Annuitant dies before the commencement of distributions, the payment of any death benefit must be made to the designated recipient no later than December 31 of the calendar year in which the fifth anniversary of the Annuitant's death falls. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive the Annuitant's interest in the Contract in equal or substantially equal installments over a period not exceeding the lifetime or life expectancy of the designated recipient. If the designated recipient elects the installment payment option, the Internal Revenue Service regulations provide that payments must begin no later than December 31 of the calendar year which follows the calendar year in which the Annuitant died. However, (except in the case of a Roth IRA) if the designated recipient is the spouse of the Annuitant at the time of the Annuitant's death ("surviving spouse"), then, under the regulations, payments under the installment payment option must begin no later than December 31 of the calendar year in which the Annuitant would have reached age 70 1/2.

Under our administrative procedures, payments must commence no later than the first anniversary of the death of the Annuitant; however, if the designated recipient is the surviving spouse and if the surviving spouse elects to defer the commencement of installment payments beyond the first anniversary of the Annuitant's death, the surviving spouse will be deemed to continue the contract as the sole Annuitant and will not be entitled to death benefit proceeds as a result of the death of the Annuitant; instead the Guaranteed Minimum Death Benefit Amount (defined below) and payment of any death benefit proceeds will be determined upon our receipt of proof of death and instructions regarding payment of the surviving spouse as sole Annuitant. Further, under our administrative procedures, if the installment payment (annuity) option election is not received by us in good order within 60 days of (or shorter period as we permit) our receipt of proof in proper form of the Annuitant's death or, if earlier, before the sixtieth day preceding (1) the first anniversary of the Annuitant's death or (2) the date on which the Annuitant would have attained age 70 1/2, the lump sum option will be deemed by us to have been elected, unless otherwise required by law. If the lump sum option is deemed elected, we will treat that deemed election as receipt of instructions regarding payment of death benefit proceeds.

If the Annuitant dies after the commencement of distributions but before the Annuitant's entire interest in the Contract (other than a Roth IRA) has been distributed, the remaining interest in the Contract must be distributed to the designated recipient at least as rapidly as under the distribution method in effect at the time of the Annuitant's death.

Death Benefit Amounts

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your aggregate Purchase Payments, reduced by any applicable charges, fees and/or MVAs and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received prior to each withdrawal by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal.

We calculate the Death Benefit Amount as of the "Notice Date". The "Notice Date" is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds.

The Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant prior to the Annuity Date, and is determined as follows: First, we calculate what the Death Benefit Amount would have been as of your sixth Contract Anniversary and each Subsequent Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 76th birthday (each of these Contract Anniversaries is a "Milestone Date"). Subject to approval of insurance authorities in your state of issue, if your Contract is issued before the Annuitant's 75th birthday, we will calculate what the Death Benefit Amount would have been as of the Contract Anniversary immediately following the Annuitant's 75th birthday while the Annuitant is living (also a Milestone Date) even if such Milestone Date occurs before your sixth Contract Anniversary. This added feature will benefit Contracts where the Annuitant is from age 69 through 74 at the time the Contract is issued.

We then adjust the Death Benefit Amount for each Milestone Date by: (i) adding the aggregate amount of any Purchase Payments received by us since the Milestone Date; and (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by multiplying the Death benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts for each Milestone Date, as of the Notice Date, is your Guaranteed Minimum Death Benefit Amount. Calculations of any Guaranteed Minimum Death Benefit are only made once death benefit proceeds become payable under your Contract.

The Notice Date is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds.

Optional Enhanced Guaranteed Minimum Death Benefit Rider

If at the time your application is completed, you purchase the Enhanced Guaranteed Minimum Death Benefit Rider (the "EGMDBR") (subject to state availability), the Death Benefit Amounts stated above are replaced with the following:

The Death Benefit Amount as of any day (prior to the Annuity Date) is equal to the greater of (a) your Contract Value as of that day, or (b) your Purchase Payments less any withdrawals, including withdrawal charges and MVAs, increased at an effective annual rate of 6% (and subject to a maximum of two times the aggregate Purchase Payments less any withdrawals, including withdrawal charges and MVAs). The 6% effective annual rate of growth will take into account the timing of when each Purchase Payment and withdrawal occurred by applying a daily factor of 1.000159654 to each day's balance. The 6% effective annual rate of growth will stop accruing as of the earlier of: (i) the Contract Anniversary following the date the Annuitant reaches his or her 80th birthday; (ii) the date of death of the sole Annuitant; or (iii) the Annuity Date.

The Guaranteed Minimum Death Benefit Amount is calculated only when death benefit proceeds become payable as a result of the death of the sole Annuitant prior to the Annuity Date, and is determined as follows:

First, we calculate what the Death Benefit Amount would have been as of the quarterly anniversary following the Contract Date and as of each subsequent quarterly anniversary that occurs while the Annuitant is living and up to and including the Contract Anniversary following the Annuitant's 65th birthday. Quarterly anniversaries are measured from the Contract Date. After the Contract Anniversary following the Annuitant's 65th birthday, we calculate what the Death Benefit Amount would have been as of each Contract Anniversary that occurs while the Annuitant is living and before the Annuitant reaches his or her 81st birthday. Each quarterly anniversary and each Contract Anniversary in which a Death Benefit Amount is calculated is referred to as a "Milestone Date." We then adjust the Death Benefit Amount for each Milestone Date by: (i) adding the aggregate amount of any Purchase Payments received by us since that Milestone Date; and (ii) subtracting an amount for each withdrawal that has occurred since that Milestone Date, which is calculated by Multiplying the Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including any withdrawal charge and MVA, to the Contract Value immediately prior to the withdrawal.

The highest of these adjusted Death Benefit Amounts as of the Notice Date is your Guaranteed Minimum Death Benefit if the EGMDBR is purchased. Calculations of any Guaranteed Minimum Death Benefit are made only once death benefit proceeds become payable under your Contract.

The Notice Date is the day on which we receive, in proper form, proof of death and instructions satisfactory to us regarding payment of death benefit proceeds.

The Amount of the Death Benefit: Death of Annuitant

If the sole Annuitant dies prior to the Annuity Date, the death benefit will be equal to (a) the Death Benefit Amount as of the Notice Date; or if applicable (b) the "Guaranteed Minimum Death Benefit Amount" as of the Notice Date, if greater.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit is not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit is payable to your Beneficiary, if living. To avoid the possibility of an adverse gift tax situation upon the death of a sole Annuitant with no living Beneficiary, the death benefit will be paid to the Owner or the Owner's estate.

If both the Owner and Annuitant die simultaneously, the death benefit proceeds will be paid to the Beneficiary, if living; if not, to the Owner's estate.

The Amount of the Death Benefit: Death of a Contract Owner

If a Contract Owner who is not the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to your Contract Value as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not, to the Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT--Withdrawals and Transfers.

If a Contract Owner who is the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of (a) your Death Benefit Amount as of the Notice Date, or (b) the "Guaranteed Minimum Death Benefit Amount" as of the Notice Date, and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Beneficiary if living; if not, to the Owner's estate. Joint and/or Contingent Owners and/or Annuitants will not be considered in determining the recipient of death benefit proceeds.

If both you and the Annuitant(s) are non-individual persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable annual fee, withdrawal fee, withdrawal charge, charge for premium taxes and/or other taxes, and MVAs.

                                  WITHDRAWALS

Optional Withdrawals

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000 ($500 in Maryland, New Jersey and Texas), we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT-- Withdrawals and Transfers.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any Enhanced Death Benefit Charge, any withdrawal charge, any withdrawal transaction fee, and any charge for premium taxes and/or other taxes, and after application of the MVA, if appropriate. The amount we send to you (your "withdrawal proceeds") will also reflect any required or requested federal and state income tax withholding. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers.

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% penalty tax if you have not reached age 59 1/2. The GIOs are not available for pre-authorized withdrawals. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--Withdrawals and Transfers. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals

If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."

Special Restrictions Under Qualified Plans

Individual Qualified Plans may have additional rules regarding withdrawals from a Contract purchased under such a Plan. In general, if your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your (a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age 59 1/2, or (e) hardship as defined for purposes of Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax and to a 10% penalty tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your tax adviser and/or your plan administrator before you withdraw any portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until your check clears.

Tax Consequences of Withdrawals

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. You should consult with a tax adviser before making any withdrawal or selecting the pre-authorized withdrawal option. See FEDERAL TAX STATUS.

Short-Term Cancellation Right ("Free Look")

You may return your Contract for cancellation and a full refund during your "free look period." Your free look period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. For more information, see APPENDIX A: STATE LAW VARIATIONS. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees and charges. Thus, an Owner who returns a Contract within the Free-Look Period bears only the investment risk (i.e., the Owner's Accumulated Value allocated to the Variable Accounts may increase or decrease based on investment performance), but the Owner will not be subject to any Contract charges and fees which would otherwise be deducted from Accumulated Values. Any amounts credited to your Variable Account as a result of any variation of charges, as described in WAIVERS AND REDUCED CHARGES, and any earnings on such amounts, will not be included in the amount refunded to you.

Some states' laws require us to refund your Purchase Payments instead of your Contract Value. If your Contract is issued in one of these states (the "issue state"), the Purchase Payments you have allocated to any Subaccount will usually be allocated to the Money Market Subaccount during your free look period. In such cases, we will transfer your Contract Value in the Money Market Subaccount to your chosen Variable Investment Options at the end of the 15th calendar day after your Contract Date (your "Free Look Transfer Date"). We reserve the right to extend your Free Look Transfer Date by the number of days in excess of ten days that the issue state allows you to return your Contract to us pursuant to your "free look" right.

If your Contract is issued in exchange for another annuity contract or a life insurance policy, our administrative procedures may vary, depending on the state in which your contract is issued.

                     PACIFIC LIFE AND THE SEPARATE ACCOUNT

Pacific Life

Pacific Life is a life insurance company that is domiciled in California. Pacific Life's operations include both life insurance and annuity products as well as financial and retirement services. As of the end of 1998, Pacific Life
had over $[   ] billion of individual life insurance in force and total
admitted assets of approximately $31.8 billion. Pacific Life has been ranked according to admitted assets as the [ ] largest life insurance carrier in the nation for 1998. The Pacific Life family of companies has total assets and
funds under management of over $[   ] billion. Pacific Life is authorized to
conduct life insurance and annuity business in the District of Columbia and all states except New York. Its principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.

Pacific Life was originally organized on January 2, 1868, under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as "Pacific Mutual Life Insurance Company" on July 22, 1936. On September 1, 1997, Pacific Life converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company. Pacific Life is a subsidiary of Pacific LifeCorp, a holding company, which, in turn, is a subsidiary of Pacific Mutual Holding Company, a mutual holding company. Under their respective charters, Pacific Mutual Holding Company must always hold at least 51% of the outstanding voting stock of Pacific LifeCorp, and Pacific LifeCorp must always own 100% of the voting stock of Pacific Life. Owners of Pacific Life's annuity contracts and life insurance policies have certain membership interests in Pacific Mutual Holding Company, consisting principally of the right to vote on the election of the Board of Directors of the mutual holding company and on other matters, and certain rights upon liquidation or dissolutions of the mutual holding company.

Our wholly-owned subsidiary, Pacific Mutual Distributors, Inc. ("PMD"), serves as the principal underwriter (distributor) for the Contracts. PMD is located at 700 Newport Center Drive, Newport Beach, California 92660. We and PMD enter into selling agreements with broker-dealers, under which such broker-dealers act as agents of us and PMD in the sale of the Contracts.

We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets. The SAI presents more details about these ratings.

Separate Account A

Separate Account A was established on September 7, 1994 as a separate account of ours, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"), as a type of investment company called a "unit investment trust."

Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

The Separate Account is not the sole investor in the Fund. Investment in the Fund by other separate accounts in connection with variable annuity and variable life insurance contracts may create conflicts. See MORE ON THE FUND'S SHARES in the accompanying Prospectus for the Fund.

                             FINANCIAL HIGHLIGHTS

The table below is designed to help you understand how the Variable Investment Options have performed. It shows the value of a Subaccount Unit at the beginning and end of each period, as well as the number of Subaccount Units at the end of each period. A Subaccount Unit is also called an accumulation unit.


This information has been audited by [     ]. You should read the table in
conjunction with the financial statements for Separate Account A, which are included in its annual report dated as of December 31, 1998.

                                                    1998      1997      1996
Money Market/1/
Subaccount Unit Value at beginning of period         $10.75    $10.36    $10.00
Subaccount Unit Value as of December 31              $         $10.75    $10.36
Number of Subaccount Units outstanding at end of
 period                                                     3,041,495 1,478,808
-------------------------------------------------------------------------------
High Yield Bond/1/
Subaccount Unit Value at beginning of period         $11.83    $10.96    $10.00
Subaccount Unit Value as of December 31              $         $11.83    $10.96
Number of Subaccount Units outstanding at end of
 period                                                     2,702,260   630,637
-------------------------------------------------------------------------------
Managed Bond/1/
Subaccount Unit Value at beginning of period         $11.14    $10.27    $10.00
Subaccount Unit Value as of December 31              $         $11.14    $10.27
Number of Subaccount Units outstanding at end of
 period                                                     4,434,069   742,041
-------------------------------------------------------------------------------
Government Securities/1/
Subaccount Unit Value at beginning of period         $10.95    $10.14    $10.00
Subaccount Unit Value as of December 31              $         $10.95    $10.14
Number of Subaccount Units outstanding at end of
 period                                                     1,506,839   673,682
-------------------------------------------------------------------------------
Aggressive Equity/2/
Subaccount Unit Value at beginning of period         $10.92    $10.67    $10.00
Subaccount Unit Value as of December 31              $         $10.92    $10.67
Number of Subaccount Units outstanding at end of
 period                                                     1,711,363   387,987
-------------------------------------------------------------------------------
Growth LT/1/
Subaccount Unit Value at beginning of period         $12.71    $11.61    $10.00
Subaccount Unit Value as of December 31              $         $12.71    $11.61
Number of Subaccount Units outstanding at end of
 period                                                     3,826,332   950,317
-------------------------------------------------------------------------------
Equity Income/1/
Subaccount Unit Value at beginning of period         $14.78    $11.66    $10.00
Subaccount Unit Value as of December 31              $         $14.78    $11.66
Number of Subaccount Units outstanding at end of
 period                                                     4,189,318   743,123
-------------------------------------------------------------------------------
Multi-Strategy/1/
Subaccount Unit Value at beginning of period         $13.01    $11.03    $10.00
Subaccount Unit Value as of December 31              $         $13.01    $11.03
Number of Subaccount Units outstanding at end of
 period                                                     1,830,504   294,936
-------------------------------------------------------------------------------
Equity/1/
Subaccount Unit Value at beginning of period         $14.68    $12.59    $10.00
Subaccount Unit Value as of December 31                        $14.68    $12.59
Number of Subaccount Units outstanding at end of
 period                                                     1,983,738   453,223
-------------------------------------------------------------------------------
Bond and Income/1/
Subaccount Unit Value at beginning of period         $11.23     $9.79    $10.00
Subaccount Unit Value as of December 31              $         $11.23     $9.79
Number of Subaccount Units outstanding at end of
 period                                                       975,740   154,590
-------------------------------------------------------------------------------
Equity Index/1/
Subaccount Unit Value at beginning of period      $   15.69 $   11.97 $   10.00
Subaccount Unit Value as of December 31           $         $   15.69 $   11.97
Number of Subaccount Units outstanding at end of
 period                                                     4,460,482   757,175
-------------------------------------------------------------------------------
International/1/
Subaccount Unit Value at beginning of period      $   12.76 $   11.84 $   10.00
Subaccount Unit Value as of December 31           $         $   12.76 $   11.84
Number of Subaccount Units outstanding at end of
 period                                                     5,292,436 1,312,817
-------------------------------------------------------------------------------
Emerging Markets/2/
Subaccount Unit Value at beginning of period      $    9.28 $    9.57 $   10.00
Subaccount Unit Value as of December 31           $         $    9.28 $    9.57
Number of Subaccount Units outstanding at end of
 period                                                     1,342,086   240,607

-------------------------------------------------------------------------------

/1/ This subaccount began operations on January 2, 1996.

/2/ This subaccount began operations on April 17, 1996.

                              FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as nominee for a natural person. If a contract is not owned or held by a natural person or a nominee for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we designed the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear under OTHER INFORMATION ABOUT THE FUND in the Fund's Prospectus. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

Taxes Payable by Contract Owners: General Rules

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Portfolio are automatically reinvested in such Portfolio unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Multiple Contracts

All Non-Qualified contracts that are issued by us, or our affiliates, to the same Owner during any calendar year are treated as one contract for purposes of determining the amount includible in gross income under Code Section 72(e). Further, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of contracts or otherwise.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income to the extent that your Contract Value exceeds the aggregate of your Purchase Payments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Purchase Payments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a withdrawal subject to these rules. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is: (1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to your becoming disabled, or
(4) in the form of level annuity payments under a lifetime annuity.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Purchase Payments (as used here, "Purchase Payments" means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Purchase Payments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s).

Should the death of a Contract Owner cause annuity payments to cease before Purchase Payments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Purchase Payments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Purchase Payments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Purchase Payments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first becomes payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

In addition, designation of a Beneficiary who either is 37 1/2 or more years younger than a Contract Owner or is a grandchild of a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Generally, gifts of non-tax qualified contracts prior to the annuity start date will trigger tax on the gain on the contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

Qualified Contracts

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules. Therefore, no attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. Participants under such Qualified Plans, as well as Contract Owners, Annuitants and Beneficiaries, are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the Plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

The following is only a general discussion about types of Qualified Plans for which the Contracts are available. We are not the administrator of any Qualified Plan. The plan administrator and/or custodian, whichever is applicable, (but not us) is responsible for all Plan administrative duties including, but not limited to, notification of distribution options, disbursement of Plan benefits, compliance regulatory requirements and federal and state tax reporting of income/distributions from the Plan to Plan participants and, if applicable, Beneficiaries of Plan participants and IRA contributions from Plan participants. Our administrative duties are limited to administration of the Contract and any disbursements of any Contract benefits to the Owner, Annuitant, or Beneficiary of the Contract, as applicable. Our tax reporting responsibility is limited to federal and state tax reporting of income/distributions to the applicable payee and IRA contributions from the Owner of a Contract, as recorded on our books and records. The Qualified Plan (the plan administrator or the custodian) is required to provide us with information regarding individuals with signatory authority on the Contract(s) owned. If you are purchasing a Qualified Contract, you should consult with your plan administrator and/or a qualified tax adviser. You should also consult with your tax adviser and/or plan administrator before you withdraw any portion of your contract value.

Individual Retirement Annuities ("IRAs")

Recent federal tax legislation has expanded the type of IRAs available to individuals for tax deferred retirement savings: In addition to "traditional" IRAs established under Code Section 408, there are Roth IRAs governed by Code
Section 408A and SIMPLE IRAs established under Code Section 408(p). Contributions to each of these types of IRAs are subject to differing limitations. In addition, distributions from each type of IRA are subject to differing restrictions. The following is a very general description of each type of IRA:

Traditional IRAs
----------------

Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or non-deductible basis. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Joint Annuitant. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from certain existing Qualified Plans (such as proceeds from existing insurance policies, annuity contracts or securities) into your Traditional IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your Traditional IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to us. Similar limitations and tax penalties apply to tax sheltered annuities, government plans, 401(k) plans, and pension and profit-sharing plans.

SIMPLE Individual Retirement Annuities
--------------------------------------

The Small Business Job Protection Act of 1996 created a new retirement plan, the Savings Incentive Match Plan for Employees of Small Employers ("SIMPLE Plans"). Depending upon the type of SIMPLE Plan, employers may deposit the plan contributions into a single trust or into SIMPLE individual retirement annuities ("SIMPLE IRAs") established by each participant. Contributions to a SIMPLE IRA may be either salary deferral contributions or employer contributions. Distributions from a SIMPLE IRA may be rolled over to another SIMPLE IRA tax free or may be eligible for tax free rollover to a traditional IRA after a required two year period. A distribution from a SIMPLE IRA, however, is never eligible to be rolled over to a retirement plan qualified under Code Section 401 or a Section 403(b) annuity contract.

Roth IRAs
---------

Section 408A of the Code permits eligible individuals to establish a Roth IRA, a new type of IRA which becomes available in 1998. Contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax. In general, Roth IRAs are subject to limitations on the amount that may be contributed and the persons who may be eligible to contribute and are subject to certain required distribution rules on the death of the Contract Owner. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contract Owner's lifetime. Generally, however, the amount remaining in a Roth IRA must be distributed by the end of the fifth year after the death of the Contract Owner. Beginning in 1998, the owner of a traditional IRA may convert a traditional IRA into a Roth IRA under certain circumstances. The conversion of a traditional IRA to a Roth IRA will subject the amount of the converted traditional IRA to federal income tax. Anyone considering the purchase of a Qualified Contract as a "conversion" Roth IRA should consult with a qualified tax adviser.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Purchase Payments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

Government Plans

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(k) Plans; Pension and Profit-Sharing Plans

Deferred compensation plans may be established by an employer for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to limitations.

Loans

Certain Qualified Contract Owners may borrow against their Contracts; otherwise loans from us are not permitted. If yours is a Qualified Contract issued under Section 401 or 403 of the Code and the terms of your Qualified Plan permit, you may request a loan from us, using your Contract Value as your only security.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, we urge you to consult with a qualified tax adviser prior to effecting any loan transaction under your Contract.

Interest paid on your loan under a 401 plan or 403(b) tax-sheltered annuity will be considered "personal interest" under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions to reflect changes in the Code or interpretations thereof.

Loan Procedures

Your loan request must be submitted on our Loan Agreement Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date; however, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan. There is a loan administration fee of $500, unless state law requires otherwise. As of the date of this prospectus, we currently waive this fee.

In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called the "Loan Account." To make this transfer, we will transfer amounts proportionately from your Investment Options, in accordance with the Loan Agreement. Your GIO Value is not available to secure your loan.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

  .  50% of your Contract Value;

  .  100% of your Contract Value excluding your GIO Value; or

  . $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted. We are not responsible for making any determination (including loan amounts permitted) or any interpretations with respect to your Qualification Plan.

You will be charged interest on your Contract Debt at an annual rate, set at the time of the loan withdrawal, equal to the higher of (a) Moody's Corporate Bond Yield Average-Monthly Average Corporates (the "Moody's Rate"), as published by Moody's Investors Service, Inc., or its successor, for the most recently available calendar month, or (b) 5%. In the event that the Moody's Rate is no longer available, we may substitute a substantially similar average rate, subject to compliance with applicable state regulations. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate that is two percentage points lower than the annual rate of interest charged on your Contract Debt. Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan. Interest Earned on the Loan Account Value accrue daily beginning on the day following the effective date of the loan, and those earnings will be transferred once a year to your Investment Options in accordance with your current allocation instructions. Any amounts that would otherwise be transferred to the DCA Plus Fixed Option will be transferred to the Variable Investment Options according to your most recent DCA Plus transfer instructions.

Repayment Terms

Your loan, including principal and accrued interest, generally must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

  Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any unpaid interest that has accrued through the date of payoff. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Purchase Payments unless you specifically indicate that your payment is a loan repayment or include your loan stub with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be refunded to you, unless such amount is sufficient to pay the balance of your loan.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. In order for an amount to be eligible for distribution from a Qualified Plan you must meet one of six triggering events. They are: attainment of age 59 1/2; separation from service; death; disability; plan termination; and financial hardship. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, and may be subject to federal tax withholding, the withdrawal charge and the federal early withdrawal penalty tax.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account, and then from your Investment Options on a proportionate basis relative to the Account Value in each Investment Option. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit.

The terms of any such loan are intended to qualify for the exception in Code
Section 72(p)(2) so that the distribution of the loan proceeds will not constitute a distribution that is taxable to you. To that end, these loan provisions will be interpreted to ensure and maintain such tax qualification, despite any other provisions to the contrary. We reserve the right to amend your Contract to reflect any clarifications that may be needed or are appropriate to maintain such tax qualification requirements. We will send you a copy of any such amendment. If you refuse such an amendment, it may result in adverse tax consequences to you.

Withholding

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-2333 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions. The rate of withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408 or Code Section
408A) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or a Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

Impact of Federal Income Taxes

In general, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.

Taxes on Pacific Life

Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Purchase Payments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                            ADDITIONAL INFORMATION

Voting Rights

We are the legal owner of the shares of the Portfolios held by the Subaccounts, and consequently have the right to vote on any matter voted on at Fund shareholders' meetings. However, our current interpretations of applicable law requires us to vote the shares attributable to your Variable Account Value (your "voting interest") in accordance with your directions.

We will pass shareholder proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Portfolio held by that Subaccount for which we have received timely voting instructions. If we hold shares of a Portfolio in our General Account, or hold unvoted shares in the Separate Account, and/or if any of our non-insurance subsidiaries hold shares of a Portfolio, such shares will be voted in the same proportion as other votes cast by all of our separate accounts in the aggregate, including Separate Account A.

We may elect, in the future, to vote shares of the Portfolios held in Separate Account A in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Portfolio shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Fund. It is equal to (a) your Contract Value allocated to the Subaccount corresponding to that Portfolio, divided by (b) the net asset value per share of that Portfolio. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

Changes to Your Contract

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (Joint Owners) and one Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS--Selecting Your Annuitant. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefits under your Contract. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary. If you leave no surviving Beneficiary, your estate will receive any death benefit proceeds under your Contract.

Changes to ALL Contracts

If, in the judgment of our management, continued investment by Separate Account A in one or more of the Portfolios becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Portfolio will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Portfolio that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Portfolio, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account A, and any new Subaccounts may invest in Portfolios or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

  .  cease offering any subaccount

  . add or change designated investment companies or their portfolios, or other investment vehicles;

  . add, delete or make substitutions for the securities and other assets that are held or purchased by the Separate Account or any Variable Account;

  . permit conversion or exchanges between portfolios and/or classes of contracts on the basis of Owners' requests;

  .  add, remove or combine Variable Accounts;

  . combine the assets of any Variable Account with any other of our separate accounts or of any of our affiliates;

  . register or deregister Separate Account A or any Variable Account under the 1940 Act;

  . operate any Variable Account as a managed investment company under the 1940 Act, or any other form permitted by law;

  . run any Variable Account as under the direction of a committee, board, or other group;

  . restrict or eliminate any voting rights of Owners with respect to any Variable Account or other persons who have voting rights as to any Variable Account;

  . make any changes required by the 1940 Act or other federal securities laws;

  . make any changes necessary to maintain the status of the Contracts as annuities under the Code;

  . make other changes required under federal or state law relating to annuities;

  .  suspend or discontinue sale of the Contracts; and

  .  comply with applicable law.

Inquiries and Submitting Forms and Requests

You may reach our service representatives at 1-800-722-2333 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

  Pacific Life Insurance Company
  P.O. Box 7187
  Pasadena, California 91109-7187

If you are submitting a purchase or other payment by mail, please send it, along with your application if you are submitting one, to:

  Pacific Life Insurance Company
  P.O. Box 100060
  Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to:

  Pacific Life Insurance Company
  c/o FCNPC
  1111 South Arroyo Parkway, First Floor
  Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-2333 if you have any questions regarding which address you should use.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before 4:00 p.m. Eastern time will normally be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" means in a form satisfactory to us and may require, among other things, a signature guarantee or other verification of authenticity. We do not generally require a signature guarantee unless it appears that the Owner's signature may have changed over time; an executed application or confirmation of application, as applicable, in proper form is not received by us; or, due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or us if you have questions regarding the required form of a request.

Telephone Transactions

After your "free look" period, you may make transfer requests by telephone if you have authorized telephone requests (a "telephone authorization"). We cannot guarantee that you will always be able to reach us to complete a telephone transaction; for example, all telephone lines may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone before 4:00 p.m. Eastern time on any Business Day will normally be effective on that day, and we will send you written confirmation of each telephone transfer.

We have established procedures reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may require any person requesting a telephone transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone. When you make a proper request for a telephone authorization, you authorize us to accept and to act upon instructions received by telephone with respect to your Contract, and you agree that, as long as we comply with our procedures, neither we, any of our affiliates, nor the Fund, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that are effected in accordance with your telephone authorization and that we believe to be genuine. This policy means that you will bear the risk of loss arising out of your telephone transaction privileges. If a Contract has Joint Owners, both Owners must sign the written request for a telephone authorization, but each Owner individually may make transfer requests by telephone.

Timing of Payments and Transactions

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For (i) withdrawals from the Fixed Option, DCA Plus Fixed Option or GIOs, (ii) death benefit payments attributable to Fixed Option Value, DCA Plus Fixed Option Value or GIO Value, or (iii) fixed periodic annuity payments, payment of proceeds may be delayed for up to six months (thirty days in West Virginia) after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option, the DCA Plus Fixed Option and the GIOs. See THE GENERAL ACCOUNT for more details.

Confirmations, Statements and Other Reports to Contract Owners

Confirmations will be sent out for unscheduled Purchase Payments and transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, GIO renewals, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under each Fixed Option, DCA Plus Fixed Option or GIO, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual report for the Separate Account and the Fund and a list of the securities held in each Portfolio of the Fund, as required by the 1940 Act; or more frequently if required by law.

Replacement of Life Insurance or Annuities

The term "replacement" has a special meaning in the life insurance industry and is described more fully below. Before you make your purchase decision, Pacific Life wants you to understand how a replacement may impact your existing plan of insurance.

A policy "replacement" occurs when a new policy or contract is purchased and, in connection with the sale, an existing policy or contract is surrendered, lapsed, forfeited, assigned to the replacing insurer, otherwise terminated, or used in a financed purchase. A "financed purchase" occurs when the purchase of a new life insurance policy or annuity contract involves the use of funds obtained from the values of an existing life insurance policy or annuity contract through withdrawal, surrender or loan.

There are circumstances in which replacing your existing life insurance policy or annuity contract can benefit you. As a general rule, however, replacement is not in your best interest. Accordingly, you should make a careful comparison of the costs and benefits of your existing policy or contract and the proposed policy or contract to determine whether replacement is in your best interest.

Financial Statements

Audited financial statements of Separate Account A as of December 31, 1998 and for each of the two years then ended are incorporated by reference in the Statement of Additional Information from the Annual Report of the Separate Account A as of December 31, 1998. Pacific Life's audited consolidated financial statements as of December 31, 1998 and 1997, and for the three years ended December 31, 1998, are contained in the SAI.

Preparation for the Year 2000

We rely significantly on computer systems and applications in our daily operations. In 1995, we began the process of identifying, evaluating and implementing changes to computer programs necessary to address the year 2000 issue. This issue involves the ability of computer systems to properly recognize the year 2000. The inability to do so could result in major failures or miscalculations.

We have a coordinated plan to remediate, or replace if necessary, any non-compliant systems and to obtain assurances of the ability to be year 2000 compliant by our service providers, vendors and those with significant relationships with us. Our plan is directed and overseen by an experienced Vice President dedicated to year 2000 compliance. We completed the identification of all critical systems and are in the process of remediating systems. In addition, we have retained two internationally recognized consultants to assist in reviewing and remediating our systems and interfaces with third parties. Our plan calls for all remediation to be completed by the fourth quarter of 1998 and testing to commence as remediation is completed and throughout 1999. Some testing has already begun.

Remediation expenses to make our systems year 2000 compliant are currently estimated to range from $15 to $20 million, which excludes the cost of our personnel who support year 2000 compliance efforts. We do not anticipate any other material future costs associated with the year 2000 compliance efforts. We do not anticipate any other material future costs associated with the year 2000 compliance project, although there can be no assurance. We currently expect to be year 2000 compliant; however, there can be no assurances that we will succeed. In the event we or our significant service providers, vendors, financial institutions or others with which we conduct business, fail to be year 2000 compliant, there would be a materially adverse effect on us.

                              THE GENERAL ACCOUNT

General Information

All amounts allocated to the Fixed Option, DCA Plus Fixed Option and GIOs become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option, DCA Plus Fixed Option or GIOs is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option or GIOs. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

You may choose among the following General Account options: the Fixed Option and Guaranteed Interest Options with three available Guarantee Terms: three-year, six-year and ten-year. Each is described below.

Guarantee Terms

When you allocate any portion of your Purchase Payments or Contract Value to the Fixed Option, the DCA Plus Fixed Option or one or more GIOs in the General Account, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to ten years. The Fixed Option, DCA Plus Fixed Option and each GIO offers a separate Guaranteed Interest Rate and Guarantee Term. Guarantee Terms will be offered at our discretion. Presently, we offer Guarantee Terms of up to one year for the Fixed Option, one year for the DCA Plus Fixed Option and three-, six- and ten-years for the GIOs. You should specify the Fixed Option, DCA Plus Fixed Option and/or GIO(s) into which you want us to allocate your Purchase Payments or Contract Value, if any. Each allocation to a GIO must be at least $500.

Guaranteed Interest Rates for each Fixed Option, DCA Plus Fixed Option and GIO may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for that Fixed Option, DCA Plus Fixed Option or GIO on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option, DCA Plus Fixed Option and/or GIO will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

DCA Plus Fixed Option

Availability of the DCA Plus Fixed Option (and therefore also DCA Plus) is subject to approval of state insurance authorities. Ask your registered representative about its status in your state of issue.

When you establish a DCA Plus and you make your initial Purchase Payment allocation to the DCA Plus Fixed Option, we establish a Guarantee Term that ends one year from the day your allocation is effective. We credit each allocation made to the DCA Plus Fixed Option during that Guarantee Term at the Guaranteed Interest Rate in effect on the day each allocation is effective through the earliest of:

  (i) the end of the Guarantee Term;
  (ii) the day on which the DCA Plus Fixed Option Value is zero;
  (iii) the Annuity Date; or
  (iv) the day on which death benefit proceeds become payable.

We stop crediting interest on any amount transferred or withdrawn from the DCA Plus Fixed Option as of the day the transfer or withdrawal is effective.

Fixed Option

Each allocation (or rollover) you make to the Fixed Option receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of that Contract Year or, if earlier, on your Annuity Date. At the end of that Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) at the then current Guaranteed Interest Rate, unless you instruct us otherwise.

  Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

Guaranteed Interest Options

Each allocation (or rollover) you make to a GIO receives a Guarantee Term that begins on the day that allocation or rollover is effective and ends at the end of the Guarantee Term. For each GIO, at the end of its Guarantee Term, we will roll over that portion of your Account Value on that day into a new GIO with a Guarantee Term of the same length and at the then current Guaranteed Interest Rate corresponding to that Guarantee Term, unless, within thirty days after the end of the Guarantee Term you instruct us otherwise (see End of GIO Guarantee Term). However, if the last day of this new Guarantee Term would occur after the Annuity Date, we will roll over that portion of your Account Value into the longest Guarantee Term, if any, that ends prior to the Annuity Date, with the corresponding new Guaranteed Interest Rate then in effect. If there is no Guarantee Term that ends before the Annuity Date, we will allocate that portion of your Account Value to the Fixed Option at the corresponding Guaranteed Interest Rate then in effect for new allocations.

  Example: On January 1 of year 1, you allocate $1,000 to a GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7%. On August 1, you allocate another $500 to another GIO with a Guarantee Term of three years and a Guaranteed Interest Rate of 7.5%. On November 1, you allocate $2,000 to a third GIO with a ten-year Guarantee Term at a Guaranteed Interest Rate of 9%. Through December 31, year 3, your first allocation of $1,000 earns 7% interest, and on January 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Through July 31, year 4, your second allocation of $500 earns 7.5% interest, and on August 1, year 4, a new interest rate will go into effect for this portion of your GIO Value. Finally, through October 31, year 11, your third allocation of $2,000 earns 9% interest, and on November 1, year 11, a new interest rate will go into effect on this portion of your GIO Value.

End of GIO Guarantee Term

You have thirty days after the last day of the Guarantee Term of a GIO to inform us whether you want to (i) renew that particular Account Value in a different Guarantee Term at its corresponding Guaranteed Interest Rate in effect for new allocations, (ii) transfer all or part of that Account Value to another Investment Option, and/or (iii) withdraw all or part of that Account Value. Any subsequent change to such instructions will be subject to the provisions of the CHARGES, FEES AND DEDUCTIONS section.

If you instruct us to allocate that portion of you Account Value that was rolled over in the new GIO to a GIO with a different Guarantee Term, we will consider that allocation to be made as of the end of the previous Guarantee Term and will credit interest accordingly. If you instruct us to transfer to a Variable Investment Option or the Fixed Option or to withdraw that portion of your Account Value in the new GIO, we will effect such transfer or withdrawal as of the day we receive your request; interest will be credited at the Guaranteed Interest Rate for the time the Account Value was allocated to that GIO. Any amounts that you transfer or withdraw before the last day of the Guarantee Term or after this thirty-day period will be subject to the MVA, and any transfer fee. All withdrawals made before, during or after this thirty-day period will be subject to any applicable withdrawal charge, withdrawal fee and any charges for premium taxes and/or other taxes.

Withdrawals and Transfers

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option, DCA Plus Fixed Option and/or one or more GIOs, or transfer amounts from your Fixed Option, DCA Plus Fixed Option and/or GIOs to one or more of the other Investment Options, except that you may not transfer amounts to the DCA Plus Fixed Option. The withdrawal or transfer will access each GIO Term Value proportionately (or you may specify a particular GIO Term Value). Amounts from the oldest GIO within a GIO Term Value will be withdrawn or transferred first. Transfer requests to a GIO will be applied as an allocation to a new GIO. If your Contract was issued in a state that requires refund of Purchase Payments under the Free Look Right, transfers may only be made after your Free Look Transfer Date. In addition, no partial withdrawal or transfer (other than a monthly transfer under DCA Plus) may be made from your Fixed Option, DCA Plus Fixed Option or GIOs within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option, DCA Plus Fixed Option or a GIO may be delayed, as described under ADDITIONAL INFORMATION--Timing of Payments and Transactions; any amount delayed will, as long as it is held under the Fixed Option, DCA Plus Fixed Option or that GIO, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

Fixed Option

After the first Contract Anniversary, you may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except as provided under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in any given Contract Year. However, in consecutive Contract Years you may transfer or withdraw up to one-third (33 1/3%) of your Fixed Option Value in one year; you may transfer or withdraw up to one-half (50%) of your remaining Fixed Option Value in the next year; and you may transfer or withdraw up to the entire amount (100%) of any remaining Fixed Option Value in the third year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions.

DCA Plus Fixed Option

No transfer to the DCA Plus Fixed Option may be made at any time.

GIOs

You may make unlimited transfers or withdrawals from your GIOs during any Contract Year, however we reserve the right to impose a transaction fee of up to $15 per transfer for transfers in excess of 15 in any Contract Year, as described under HOW YOUR PAYMENTS ARE INVESTED--Transfers.

You may not request an allocation or transfer into or renewal of a GIO that has a Guarantee Term that ends after the Annuity Date. If you do not specify a particular GIO Term Value(s), the amount of any transfer or withdrawal will be deducted proportionately from your GIO Term Values, beginning with the oldest GIO within each GIO Term Value. In addition, if as the result of a partial withdrawal or transfer, your Account Value in that GIO is less than $500, we have the right, at our option, to transfer the remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. A GIO cannot participate in any systematic transfer program. In addition, your GIO Value cannot be transferred to the Loan Account to secure any loan made under the Contract.

An MVA is applied to the Account Value of a GIO in order to determine the net amount of the transfer or withdrawal prior to the deduction of any applicable charges or fees. Unless you request a net amount, the amount actually transferred or sent to you equals the amount requested, less any MVA, less any applicable withdrawal charge (based upon the amount requested before the application of the MVA), and less any charges for Annual Fees, transactions, premium taxes and/or other taxes, including any taxes required for withholding.

The MVA is not applied to (i) amounts used to pay charges for the Annual Fee, transfer fees, and/or premium taxes and/or other taxes, (ii) the amount of death benefit proceeds, and (iii) subject to medical evidence satisfactory to us, full or partial withdrawals, after the first Contract Anniversary if the Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less.

The formula for calculating the MVA is set forth in Appendix B to this Prospectus, which also contains illustrations of the application of the MVA.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
PERFORMANCE................................................................   1
  Total Returns............................................................   1
  Yields...................................................................   2
  Performance Comparisons and Benchmarks...................................   2
  Separate Account Performance.............................................   4

DISTRIBUTION OF THE CONTRACTS..............................................   7
  Pacific Mutual Distributors, Inc.........................................   7

THE CONTRACTS AND THE SEPARATE ACCOUNT.....................................   8
  Calculating Subaccount Unit Values.......................................   8
  Variable Annuity Payment Amounts.........................................   8
  Corresponding Dates......................................................  10
  Age and Sex of Annuitant.................................................  11
  Systematic Transfer Programs.............................................  11
  Pre-Authorized Withdrawals...............................................  13
  Death Benefit............................................................  13
  Joint Annuitants on Qualified Contracts..................................  14
  1035 Exchanges...........................................................  14
  Safekeeping of Assets....................................................  14
  Dividends................................................................  14

FINANCIAL STATEMENTS.......................................................  14

                                  APPENDIX A:

                             STATE LAW VARIATIONS

Issue Date--The term "Issue Date" shall be substituted for the term "Contract Date" for Contracts issued to residents of the Commonwealth of Massachusetts.

Short-Term Cancellation Right ("Free-Look") ("Right to Cancel")

Variations to the length of the Free-Look period. In most states, the Free-Look period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states, the Free-Look period is as specified below:

              Colorado (15 days)
              Idaho (20 days)
              North Dakota (20 days)

In addition, if you reside in California and are age 60 or older on your Contract Date, the Free-Look period is 30 days.

There may be extended Free Look periods in some states for replacement business. Please consult with your registered representative if you have any questions regarding your state's Free Look period.

States that require us to refund your Purchase Payments allocated to the Variable Investment Options instead of your Variable Account Value. If your Contract was issued in one of the following states and you exercise your Free Look right and return your Contract to us within 10 days of your receipt of your Contract (unless specified otherwise below), we will refund your Purchase Payments under your Contract that we received:

                Georgia                         Oklahoma
                Idaho (20 days)                 South Carolina
                Michigan                        Utah
                Missouri                        Washington
                Nebraska                        West Virginia
                North Carolina

Annuitization. In New Jersey the Conversion Amount you apply to an Annuity Option must result in an initial annuity payment of at least $250. We will reduce your payment frequency if the first annuity payment is less than $250.

For Contracts delivered to residents of Massachusetts:

As of the date of this Supplement, the DCA Plus Fixed Option is not available. Availability of the DCA Plus Fixed Option is subject to approval of state insurance authorities. Ask your registered representative about its current availability status.

You may not make additional Purchase Payments after your first Purchase
Payment.

As of the date of this Supplement, the Guaranteed Minimum Death Benefit ("GMDB") Endorsement and the Enhanced Guaranteed Minimum Death Benefit Rider ("EGMDBR") are not available. Availability of the GMDB or EGMDBR is subject to approval of state insurance authorities. Ask your registered representative about their current availability status at the time your application is completed.

For Contracts delivered to residents of Oregon:

As of the date of this Supplement, the Enhanced Guaranteed Minimum Death Benefit Rider ("EGMDBR") is not available. Availability of the EGMDBR is subject to approval of state insurance authorities. Ask your registered representative about its current availability status at the time your application is completed.

The Guaranteed Interest Options ("GIOs") are not available.

You may make additional Purchase Payments only during your first Contract
Year.

For Contracts delivered to residents of Pennsylvania:

The Guaranteed Interest Options ("GIOs") are not available.

                                  APPENDIX B:

                            MARKET VALUE ADJUSTMENT

The MVA for amounts annuitized, transferred or withdrawn from a GIO prior to the end of its Guarantee Term are based on the following formula:

MVA = W x [(J - I) x (N/12)] where:

  (W) is the amount to be annuitized, withdrawn or transferred from the GIO.

  (J) is the Guaranteed Interest Rate that would apply, as of the date of transfer, annuitization or withdrawal, to a newly-issued GIO with a Guarantee Term equal to the number of "years remaining" in the Guarantee Term of the GIO from which the annuitization, withdrawal or transfer is to be made, plus 0.25%. (For this purpose, the "years remaining" will be rounded up to the next higher number of whole years. If a Guaranteed Interest Rate is required for a Guarantee Term not currently offered, the Guaranteed Interest Rate will be based on linear interpolation, between the Guaranteed Interest Rates for currently offered Guarantee Terms, if possible. Otherwise, we will determine a substitute Guaranteed Interest Rate that will be no less favorable to you than the then most recent U.S. Treasury Yield for a maturity closest to the "years remaining", plus 1.0%);

  (I)    is the Guaranteed Interest Rate applicable to the GIO; and

  (N)    is the number of complete months remaining in the Guarantee Term.

The MVA will never exceed, in the positive or negative direction, the excess interest earned on the GIO from which the annuitization, withdrawal or transfer is to be made. For this purpose, excess interest is defined as the dollar amount of interest earned during the current Guarantee Term in excess of 3%, per annum.

Generally, if the Guaranteed Interest Rate currently in effect for the Guarantee Term (I) is lower than (J) as defined above, the MVA will result in a lower amount payable to you. Similarly, if (I) is higher than (J), the MVA will result in a higher amount payable to you. In no event will the MVA reduce interest earned to less than 3% per annum.

MVA EXAMPLES

These assumptions are made in the following examples:

  1. An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

  2. A full withdrawal is requested 2 1/2 years (30 months) from the expiration of the Guarantee Term (i.e., N = 30).

  3. The Account Value for the GIO at the time of the request is $12,061.01. It is assumed that no Contract charges or fees have been applied to this GIO.

  4. If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $11,089.97. The excess interest for this GIO is then $971.04, (i.e. $12,061.01-$11,089.97).

  5. No transfers or withdrawals have been previously made from this GIO.

Examples of MVAs that Reduce the Withdrawal Amount:

Example A (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 7.5%. "J" is then 7.75% (i.e. 7.50% + 0.25%). Then:

MVA= ($12,061.01) x [(7.75%-5.5%) x (30/12)]

   = $678.43 (representing a positive amount to be subtracted from the GIO
     Account Value)

Since the amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value less $678.43. That amount, $11,382.58, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example B (MVA is limited to excess interest)

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 9.0%. "J" is then 9.25% (i.e. 9.00% + 0.25%). Then:

MVA= ($12,061.01) x [(9.25% - 5.5%) x (30/12)]

   = $1,130.72 (representing a positive amount to be subtracted from the GIO Account Value)

Since the amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value less $971.04. That amount, $11,089.97, would be further reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Examples of MVAs that Increase the Withdrawal Amount:

Example C (MVA not limited to excess interest)

Assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years (2 1/2 years rounded up to the next higher whole year) is 3.25%. "J" is then 3.50% (i.e. 3.25% + 0.25%). Then:

MVA= ($12,061.01) x [(3.50% - 5.5%) x (30/12)]

   = -$603.05 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA is less than the excess interest earned on the GIO, the withdrawal amount will include the GIO Account Value plus $603.05. That amount, $12,664.06, would then be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

Example D (MVA is limited to excess interest)

To more readily show this example, and to demonstrate a Guaranteed Interest Rate ("J") based on interpolation, the assumptions for this example have been modified and are as follows:

  1. An allocation of $10,000 was made to a Guaranteed Interest Option (GIO) with a 6-year Guarantee Term, and with a Guaranteed Interest Rate of 5.5%.

  2. A full withdrawal is requested 3 1/2 years (42 months) from the expiration of the Guarantee Term (i.e., N = 42).

  3. The Account Value for the GIO at the time of the request is $11,432.24. It is assumed that no Contract charges or fees have been applied to this GIO.

  4. If the GIO Account Value had been credited with 3% interest instead of the 5.5%, the Account Value would have been $10,766.96. The excess interest for this GIO is then $665.28.

  5. No transfers or withdrawals have been previously made from this GIO.

This time, assume that on the date of withdrawal the Guaranteed Interest Rate for a new Guarantee Term of 3 years is 3.25%, and also assume that the Guaranteed Interest Rate for a new Guarantee Term of 6 years is 4.0%.

Then the Guaranteed Interest Rate for a Guarantee Term of 4 years (3 1/2 rounded to the next higher whole year) is 3.5%. (That result is determined by interpolation as follows: 3.25% plus (4.0% - 3.25%) x (4 years - 3 years)/(6 years - 3 years))

Then "J" is 3.75% (i.e. 3.50% + 0.25%), and:

MVA= ($11,432.24) x [(3.75% - 5.5%) x (42/12)]

   = -$700.22 (representing a negative amount to be subtracted from the GIO Account Value)

Since the absolute amount of the MVA exceeds the excess interest earned on the GIO, the MVA must be reduced to equal the excess interest and the withdrawal amount will include the GIO Account Value plus $665.28. That amount, $12,097.52, would be reduced by the withdrawal charge and any other Contract charges or fees that apply. The withdrawal charge is calculated based on the GIO Account Value before the MVA.

To receive a current copy of the Pacific Portfolios SAI without charge, call
(800) 722-2333 or complete the following and send it to:

Pacific Life Insurance Company
Variable Annuities
Post Office Box 7187
Pasadena, CA 91109-7187

Name _________________________
Address ______________________
City _________________________State __ Zip _____




PH02/53003.29
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --
-- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- -- --


[back cover]
                             Pacific Portfolios

                             Where to Go for More Information
                             You'll find more information about the Pacific Portfolios variable
The Pacific Portfolios       annuity contract and Separate Account A in the Statement of
variable annuity Contract    Additional Information (SAI) dated [   ], 1999.
is underwritten by Pacific
Life Insurance Company,      The SAI has been filed with the Securities and Exchange
700 Newport Center Drive     Commission and is considered to be part of this Prospectus
P.O. Box 9000, Newport       because it's incorporated by reference. You'll find the table of
Beach, California 92660      contents for the SAI on page __ of this Prospectus.

If you have any questions
about the Contract, please   You can get a copy of the SAI by calling or writing to us, or by
ask your registered          contacting the SEC. The SEC may charge you a fee for this
representative or contact    information.
us.

                             How to Contact us

                             Call or write to us at:

                             Pacific Life Insurance Company
                             Variable Annuity Department
                             P.O. Box 7187
                             Pasadena, California 91109-7187

                             1-800-722-2333
                             6 a.m. through 5 p.m. Pacific time

                             Send Purchase Payments, other payments and application forms:

                             .  By mail
                             Pacific Life Insurance Company
                             P.O. Box 100060
                             Pasadena, California 91189-0060

                             .  By overnight delivery service
                             Pacific Life Insurance Company
                             c/o FCNPC
                             1111 South Arroyo Parkway, Suite 150
                             Pasadena, California 91105

                             How to Contact the SEC

                             Public Reference Section of the SEC
                             Washington, D.C. 20549-6009

                             1-800-SEC-0330
                             Internet: www.sec.gov

                         [LOGO OF PACIFIC PORTFOLIOS]

                      STATEMENT OF ADDITIONAL INFORMATION

                             [        ], 1999

                              PACIFIC PORTFOLIOS

                              SEPARATE ACCOUNT A

                               ----------------

Pacific Portfolios (the "Contract") is a variable annuity contract underwritten by Pacific Life Insurance Company ("Pacific Life").

This Statement of Additional Information is not a Prospectus and should be
read in conjunction with the Contract's Prospectus, dated [       ], 1999,
which is available without charge upon written or telephone request to Pacific Life. Terms used in this Statement of Additional Information ("SAI") have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.

                               ----------------

                        Pacific Life Insurance Company
                        Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                1-800-722-2333

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------
PERFORMANCE............................................................     1
  Total Returns........................................................     1
  Yields...............................................................     2
  Performance Comparisons and Benchmarks...............................     2
  Separate Account Performance.........................................     4
DISTRIBUTION OF THE CONTRACTS..........................................     7
  Pacific Mutual Distributors, Inc. ...................................     7
THE CONTRACTS AND THE SEPARATE ACCOUNT.................................     8
  Calculating Subaccount Unit Values...................................     8
  Variable Annuity Payment Amounts.....................................     8
  Corresponding Dates..................................................    10
  Age and Sex of Annuitant.............................................    11
  Systematic Transfer Programs.........................................    11
  Pre-Authorized Withdrawals...........................................    13
  Death Benefit........................................................    13
  Joint Annuitants on Qualified Contracts..............................    14
  1035 Exchanges.......................................................    14
  Safekeeping of Assets................................................    14
  Dividends............................................................    14
FINANCIAL STATEMENTS...................................................    14

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. Quoted results are neither an estimate nor a guarantee of future investment performance, and do not represent the actual experience of amounts invested by any particular Contract Owner.

Total Returns

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value ("Cash Surrender Value") of that initial payment at the end of the measuring period based on the investment experience of that Subaccount ("withdrawal value"). The withdrawal value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or other taxes, or the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR. The Annual Fee is also taken into account, assuming an average Contract Value of $45,000. The redeemable value is then divided by the initial payment and this quotient is taken to the Nth root (N represents the number of days in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                     T = (ERV/P)(to the power of 365/N)-1

 where T    =  average annual total return
       ERV  =  ending redeemable value
       P    =  hypothetical initial payment of $1,000
       N    =  number of days

Average annual total return figures will be given for recent one-, three-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis).

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge, the Annual Fee, or the Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR.

Yields

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Money Market Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or other taxes or any Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $45,000.

At December 31, 1998, the Money Market Portfolio current yield was     % and
the effective yield was     %.

Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

      YIELD = 2[(a-b + 1)(to the power of 6) - 1]
                 ---
                 cd

 where: a    =  net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b    =  expenses accrued for the period (net of reimbursements).
        c    =  the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d    =  the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $45,000), but does not reflect any withdrawal charge, any charge for applicable premium taxes and/or other taxes, or any Enhanced Guaranteed Minimum Death Benefit Charge for the optional EGMDBR.

The Subaccounts' yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Fund allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

Performance Comparisons and Benchmarks

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the

Subaccounts. This performance may be presented as averages or rankings compiled by Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. These benchmarks may include the following: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an unmanaged weighted index of 500 companies that represent approximately 80% of the market capitalization of the United States equity markets; (2) the Consumer Price Index ("CPI"), published by the U.S. Bureau of Labor Statistics, a statistical measure of change, over time, in the prices of goods and services in major expenditure groups and generally considered to be a measure of inflation; (3) the Dow Jones Industrial Average ("DJIA"); (4) the Donoghue Money Market Institutional Averages; (5) the Lehman Brothers Government Corporate Index;
(6) the Lehman Brothers Government Bond Index; (7) the Salomon Brothers High Yield Bond Indexes; and (8) the Morgan Stanley Capital International's EAFE Index. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

Separate Account Performance

The Contract was not available prior to 1997. However, in order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Subaccounts.

The following table presents the annualized total return for each Variable Account for the period from each such Variable Account's commencement of operations through December 31, 1998. The table is based on a Contract for which the average initial premium is approximately $45,000. The Accumulated Value (AV) reflects the deductions for all contractual expenses except the contingent deferred sales charge and the Enhanced Guaranteed Death Benefit Charge for the optional EGMDBR. The Full Withdrawal Value (FWV) reflects the deduction for all contractual expenses, except the Enhanced Death Benefit Charge.

 The results shown in this section are not an estimate or guarantee of future investment performance.



                 Historical Separate Account Performance

     Annualized Rates of Return for Periods ending December 31, 1998.

                All numbers are expressed as a percentage.

                                                                       Since
                                                        1 Year       Inception
                                                     ------------- -------------
Variable Accounts                                      AV    FWV     AV    FWV
-----------------                                    ------ ------ ------ ------
Money Market 1/2/96*................................   3.74  -2.56   3.68   1.98
High Yield Bond 1/2/96*.............................   0.95  -5.35   6.10   4.48
Managed Bond 1/2/96*................................   7.60   1.30   6.22   4.60
Government Security 1/2/96*.........................   7.63   1.33   5.61   3.97
Aggressive Equity 4/17/96*..........................  11.65   5.35   7.93   6.15
Growth LT 1/2/96*...................................  56.09  49.79  25.67  24.52
Equity Income 1/2/96*...............................  22.46  16.16  21.90  20.67
Multi-Strategy 1/2/96*..............................  16.53  10.23  14.88  13.49
Equity 1/2/96*......................................  28.47  22.17  37.43  35.45
Bond and Income 1/2/96..............................   7.37   1.07   9.84   7.34
Equity Index 1/2/96*................................  26.67  20.37  25.76  24.61
International 1/2/96*...............................   4.04  -2.26   9.95   8.44
Emerging Markets 4/17/96*........................... -27.93 -34.23 -14.15 -16.85

--------
*  Date Variable Account commenced operations.
** Effective June 1, 1997 Morgan Stanley Asset Management Inc. became the
   Portfolio Manager of the International Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity and Bond and Income Portfolios; prior to May 1, 1998 some of the investment policies of the Aggressive Equity, Equity and Bond and Income Portfolios and the investment objective of the Bond and Income Portfolio differed.

Prior to January 1, 1999, the Mid-Cap Value, the Large-Cap Value, the Small-Cap Index and the REIT Portfolios had not yet begun operations and there is no historical value available for these Portfolios.

In order to help you understand how investment performance can affect your Variable Account Value, we are including performance information based on the historical performance of the Portfolios.

The Separate Account commenced operations as of January 2, 1996. Therefore, no historical performance data exists for the Subaccounts prior to that date. The following table represents what the performance of the Subaccounts would have been if the Subaccounts had been both in existence and invested in the corresponding Portfolio since the date of the Portfolio's (or predecessor series') inception or for the indicated time period. Nine of the Portfolios of the Fund available under the Contract have been in operation since January 4, 1988 (January 30, 1991 in the case of the Equity Index Portfolio, January 4, 1994 in the case of the Growth LT Portfolio and April 1, 1996 in the case of the Aggressive Equity Portfolio and Emerging Markets Portfolio).

Historical performance information for each of the Equity Portfolio and the Bond and Income Portfolio is based in part on the performance of that Portfolio's predecessor; each predecessor series was a series of Pacific Corinthian Variable Fund that began its first full year of operations on January 1, 1984, the assets of which were acquired by the Fund on December 31, 1994. Because the Subaccounts had not commenced operations until January 2, 1996 or later, as indicated in the chart above, and because the Contracts were not available until 1997, these are not actual performance numbers for the Subaccounts or for the Contract.

These are hypothetical total return numbers based on Account Value ("AV") and Full Withdrawal Value ("FWV") that represent the actual performance of the Portfolios, adjusted for the fees and charges applicable to the Contract; the FWV also includes applicable withdrawal charges. Any charge for premium taxes and/or other taxes and the Enhanced Guaranteed Death Benefit Charge for the optional EGMDBR are not reflected in these data, and reflection of the Annual Fee assumes an average Contract size of $45,000. The information presented also includes data representing unmanaged market indices.

 The results shown in this section are not an estimate or guarantee of future investment performance.



         Historical and Hypothetical Separate Account Performance

     Annualized Rates of Return for Periods ending December 31, 1998.

                All numbers are expressed as a percentage.

                                                                               Since
                            1 Year       3 Year      5 Year      10 Year     Inception
                         ------------- ----------- ----------- ----------- -------------
Variable Accounts          AV    FWV    AV    FWV   AV    FWV   AV    FWV    AV    FWV
-----------------        ------ ------ ----- ----- ----- ----- ----- ----- ------ ------
Money Market ...........   3.74  -2.56  3.69  1.99  3.48  3.00  3.83  3.83   3.88   3.88
High Yield Bond ........   0.95  -5.35  6.14  4.52  6.78  6.36  8.96  8.96   8.76   8.76
Managed Bond ...........   7.60   1.30  6.23  4.61  5.81  5.37  8.15  8.15   7.92   7.92
Government Security ....   7.63   1.33  5.63  3.99  5.24  4.80  7.56  7.56   7.34   7.34
Aggressive Equity.......  11.65   5.35                                       7.44   5.68
Growth LT ..............  56.09  49.79 25.67 24.52                          24.52  24.29
Equity Income ..........  22.46  16.16 22.29 21.07 18.46 18.18 14.58 14.58  13.84  13.84
Multi-Strategy .........  16.53  10.23 15.09 13.71 12.83 12.50 11.49 11.49  10.92  10.92
Equity .................  28.47  22.17 23.64 22.45 17.17 16.88 15.39 15.39  14.36  14.36
Bond and Income ........   7.37   1.07  6.40  4.78  7.49  7.08 10.01 10.01  10.69  10.69
Equity Index ...........  26.67  20.37 26.07 24.93 21.92 21.67              18.28  18.28
International ..........   4.04  -2.26 10.48  8.99  8.28  7.89  6.56  6.56   7.42   7.42
Emerging Markets ....... -27.93 -34.23                                     -13.62 -16.27

Major Indices                                  1 year  3 years  5 years 10 years
-------------                                  ------  -------  ------- --------
EAFE..........................................  20.33    9.31     9.50    5.86
First Boston High Yield Bond..................   0.58    8.39     8.16   10.74
LB Aggregate..................................   8.67    7.29     7.27    9.26
LBG/Bond......................................   9.85    7.35     7.18    9.17
LBG/C Bond....................................   9.47    7.33     7.30    9.34
LBG/C LT Bond.................................  11.76    8.62     9.12   11.30
Russell 2500..................................   0.38   14.11    14.13   14.61
MSCI Emerging Markets Free.................... (25.34) (11.21)   (9.27)  10.95
S&P 500.......................................  28.58   28.27    24.06   19.19

--------
 * The performance of the Aggressive Equity, Equity Income, Multi-Strategy, Equity, Bond and Income, and International Variable Accounts for a portion of this period occurred at a time when other Portfolio Managers managed the corresponding Portfolio in which each Variable Account invests. Effective January 1, 1994, J. P. Morgan Investment Management, Inc. became the Portfolio Manager of the Equity Income and Multi-Strategy Portfolios; prior to January 1, 1994, some of the investment policies of the Equity Income Portfolio and the investment objective of the Multi-Strategy Portfolio differed. Effective June 1, 1997 Morgan Stanley Asset Management Inc. became the Portfolio Manager of the International Portfolio. Effective May 1, 1998, Alliance Capital Management L.P. became the Portfolio Manager of the Aggressive Equity Portfolio and Goldman Sachs Asset Management became the Portfolio Manager of the Equity and Bond and Income Portfolios; prior to May 1, 1998 some of the investment policies of the Aggressive Equity, Equity and Bond and Income Portfolios and the investment objective of the Bond and Income Portfolio differed. Performance of the Equity Portfolio and the Bond and Income Portfolio is based in part on the performance of predecessor portfolios of Pacific Corinthian Variable Fund, which began their first full year of operations January 1, 1984 and were acquired by the Fund on December 31, 1994.

Tax Deferred Accumulation

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.

In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current basis. The chart shows accumulations on an initial Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value) and the Annual Fee (equal to $40 per year if your Net Contract Value is less than $50,000), the Enhanced Death Benefit Charge, any charge for premium taxes and/or other taxes, or the expenses of an underlying investment vehicle, such as the Fund. The values shown also do not reflect the Withdrawal Charge. Generally, the Withdrawal Charge is equal to 7% of the amount withdrawn attributable to Purchase Payments that are one year old, 7% of the amount withdrawn attributable to Purchase Payments that are two years old, 6% of the amount withdrawn attributable to Purchase Payments that are three years old, 5% of the amount withdrawn attributable to Purchase Payments that are four years old, 3% of the amount withdrawn attributable to Purchase Payments that are five years old, and 1% of the amount withdrawn attributable to Purchase Payments that are six years old. The age of Purchase Payments is considered 1 year old in the Contract Year we receive it and increases by one year on each Contract Anniversary. There is no Withdrawal Charge on withdrawals of your Earnings, on amounts attributed to Purchase Payments at least 7 years old, or to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than seven years plus additional Purchase Payments applied to your Contract during that Contract Year. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.

The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different taxpayers from that illustrated and withdrawals by Contract Owners who have not reached age 59 1/2 may be subject to a tax penalty of 10%.

                             Power of Tax Deferral

   $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

                       [TAX DEFERRAL GRAPH APPEARS HERE]

                              Taxable          Tax-Deferred
                             Investment         Investment
                             ----------        ------------
10 Years
   0%                        $10,000.00         $10,000.00
   4%                        $12,875.97         $13,073.56
   8%                        $16,476.07         $17,417.12

10 Years
   0%                        $10,000.00         $10,000.00
   4%                        $16,579.07         $17,623.19
   8%                        $27,146.07         $33,430.13

10 Years
   0%                        $10,000.00         $10,000.00
   4%                        $21,347.17         $24,357.74
   8%                        $44,726.05         $68,001.00

                         DISTRIBUTION OF THE CONTRACTS

Pacific Mutual Distributors, Inc.

Pacific Mutual Distributors, Inc. ("PMD"), a wholly-owned subsidiary of ours, acts as the principal underwriter ("distributor") of the Contracts and offers the Contracts on a continuous basis. PMD is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). We pay PMD for acting as principal underwriter under a Distribution Agreement. We and PMD enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts. The aggregate amount of underwriting commissions paid to PMD for 1997 with regard to this Contract was $7,949,241, of which $0 was retained.

                    THE CONTRACTS AND THE SEPARATE ACCOUNT

Calculating Subaccount Unit Values

The Unit Value of the Subaccount Units in each Variable Investment Option is computed as of the end of each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                     Y x Z

where(Y)=the Unit Value for that Subaccount as of the end of the preceding
         Business Day; and

     (Z)=the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                   (A/B) - C

where(A)=the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c
where(a)=   the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;
     (b)=   the per share amount of any dividend or capital gain distributions made by the Fund for that Portfolio during that valuation period;
            and
     (c)=   any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase
            Payments;
     (B)=the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

     (C)=a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate that is equal on an annual basis to an annual rate of 1.25% and the Administrative Charge at a rate that is equal on an annual basis to 0.15% (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, and any Enhanced Death Benefit Charge are assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

Variable Annuity Payment Amounts

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately, relative to your Account Value in each Subaccount, in the Fixed Option, the DCA Plus Fixed Option and in each GIO in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, Enhanced Death Benefit Charge, withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

  Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

You may choose any other Annuity Option Table that assumes a different rate of return which we offer at the time your Annuity Option is effective.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at an annual rate 1.25% and the Administrative Fee at an annual rate of 0.15%. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after you annuitize. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following annuitization will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive net investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

  Example: Assume the net investment performance of a Subaccount is at a rate of 5.00% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year, but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value: 1.05 = 1; 1 - 1 = 0; 0 x 100% = 0%.
              ----
              1.05

If the net investment performance of a Subaccount's assets is at a rate less than 5.00% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

  Example: Assume the net investment performance of a Subaccount is at a rate of 2.60% per year (after deduction of the 1.25% Mortality and Expense Risk Charge and the 0.15% Administrative Fee). The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year, but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value: 1.026 = 0.9771; 0.9771 - 1 = -0.0229; -0.0229 x 100%
                      -----
                      1.05
  = -2.29%.



The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made, will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made, and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

Corresponding Dates

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

  Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

  Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

Age and Sex of Annuitant

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, we will correct the amount payable to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant's correct age and sex. If we make the correction after annuity payments have started, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct age and/or sex.

Systematic Transfer Programs

The GIOs and the DCA Plus Fixed Option are not available for any systematic transfer programs, except that if you elect DCA Plus, such transfers must be made from the DCA Plus Fixed Option. For a description of DCA Plus, including its limitations and restrictions, see HOW YOUR PAYMENTS ARE ALLOCATED-- Transfers in the Prospectus. The Fixed Account is not available in connection with rebalancing and DCA Plus and may not be used as a source account for dollar cost averaging programs newly established by you. You may not use dollar cost averaging, DCA Plus and or the earnings sweep at the same time.

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any one Variable Investment Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Fixed or Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, or (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Equity Index Subaccount, 40% in the Managed Bond Subaccount, and 30% in the Growth LT Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use the earnings sweep, DCA Plus and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

Pre-Authorized Withdrawals

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Fixed, DCA Plus Fixed or Variable Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Fixed, DCA Plus Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will treat your request as if you selected the request's effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. Any such DCA Plus Fixed Option balance or any amount that would otherwise be allocated to the DCA Plus Fixed Option will be allocated to the Variable Investment Options according to your most recent DCA Plus transfer instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

Death Benefit

Any death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment; any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse.

Joint Annuitants on Qualified Contracts

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), and you change your marital status after your Contract Date, you may be permitted to add a Joint Annuitant on your Annuity Date and to change your Joint Annuitant. Generally speaking, you may be permitted to add a new spouse as a Joint Annuitant, and you may be permitted to remove a Joint Annuitant who is no longer your spouse. You may call us for more information.

1035 Exchanges

You may make your initial Purchase Payment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-2333, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

Safekeeping of Assets

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

Dividends

The current dividend scale is zero and we do not anticipate that dividends will be paid. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to your Contract Value. If you make no election, the dividend will be added to your Contract Value. We will allocate any dividend to Contract Value in accordance with your most recent allocation instructions, unless instructed otherwise. You should consult with your tax adviser before making an election.

                             FINANCIAL STATEMENTS

Audited financial statements of Separate Account A as of December 31, 1998 and for the year then ended are incorporated by reference in this SAI from the Annual Report of the Separate Account dated as of December 31, 1998. Pacific Life's audited consolidated financial statements as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 are set forth beginning on the next page. These financial statements should be considered only as bearing on the ability of Pacific Life to meet its obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

  The consolidated financial statements of Pacific Life as of December 31, 1998 and 1997 and for the three years ended December 31, 1998 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report appearing herein.

                    [Financial statements to be filed]

Form No. 801-9A

                                    PART II

Part C:  OTHER INFORMATION

     Item 24.  Financial Statements and Exhibits
               ---------------------------------

               (a)  Financial Statements

                    Part A:  None

                    Part B:

                           (1) Registrant's Financial Statements

                               [To be filed.]

                           (2) Depositor's Financial Statements

                               [To be filed.]

                    (b)  Exhibits

                    1.   (a)  Resolution of the Board of Directors of the
                              Depositor authorizing establishment of Separate Account A and Memorandum establishing Separate Account A./1/

                         (b) Memorandum Establishing Two New Variable Accounts--Aggressive Equity and Emerging Markets Portfolios./1/

                         (c) Resolution of the Board of Directors of Pacific Life Insurance Company authorizing conformity to the terms of the current Bylaws./3/

                    2.   Not applicable

                    3.   (a)  Distribution Agreement between Pacific Mutual Life
                              and Pacific Mutual Distributors, Inc. ("PMD") (formerly Pacific Equities Network) /1/

                         (b) Form of Selling Agreement between Pacific Mutual Life, PMD and Various Broker-Dealers /1/

                    4.   (a)  Form of Individual Flexible Premium Variable
                              Accumulation Annuity Contract /2/

                         (b)  Qualified Plan Loan Endorsement /1/

                         (c)  Individual Retirement Annuity Rider /1/

                         (d)  Qualified Pension Plan Rider /1/

                         (e)  403(b) Tax-Sheltered Annuity Rider /2/

                         (f)  Section 457 Plan Rider /1/

                         (g) Endorsement for 403(b) Texas Optional Retirement Program (ORP) /1/

                         (h)  IRA Rider (Form R-IRA 198) /3/

                         (i)  Roth IRA Rider (Form R-RIRA 198) /3/

                         (j)  Simple IRA Rider (Form R-SIRA 198) /3/

                         (k) DCA Plus Fixed Option Endorsement (Form E-DCA 697) /3/

                         (l) Guaranteed Minimum Death Benefit Endorsement (Form E-GMDB 398) /3/

                         (m) Enhanced Guaranteed Minimum Death Benefit Rider (Form R-EGMDB 398) /3/

                    5.   (a)  Application Form for Individual Flexible Premium
                              Variable Accumulation Annuity Contract. /3/

                         (b)  Variable Annuity PAC APP /1/

                         (c)  Application/Confirmation Form /1/

                    6.   (a)  Pacific Life's Articles of Incorporation /3/

                         (b)  By-laws of Pacific Life /3/

                    7.   Not applicable

                    8.   Fund Participation Agreement /1/

                    9. Opinion and Consent of legal officer of Pacific Mutual Life as to the legality of Contracts being registered. /1/

                    10.  (a)  Inapplicable

                         (b)  Powers of Attorney/3/

                    11.  Not applicable

                    12.  Not applicable

                    13.  Performance Calculations [To be updated]

                    14.  Not applicable

                    15.  Not applicable

                    16.  Not applicable

/1/ Included in Registrant's Form Type N-4, file No. 333-88460, Accession No. 0000898430-96-001377 filed on April 19, 1996 and incorporated by reference herein.

/2/ Included in Registrant's Form Type N-4, File No. 333-88460, Accession No. 0001017062-97-000794 filed on April 30, 1997 and incorporated by reference herein.

/3/ Included in Registrant's Form Type N-4, file No. 333-88460, Accession No. 0001017062-98-000945 filed on April 29, 1998 and incorporated by reference herein.

Item 25.  Directors and Officers of Pacific Life

                                  Positions and Offices
Name and Address                  with Pacific Life

Thomas C. Sutton                  Director, Chairman of the Board, and
                                  Chief Executive Officer

Glenn S. Schafer                  Director and President


Khanh T. Tran                     Director, Senior Vice President and
                                  Chief Financial Officer


David R. Carmichael               Director, Senior Vice President and
                                  General Counsel

Audrey L. Milfs                   Director, Vice President and Corporate
                                  Secretary

Richard M. Ferry                  Director

Donald E. Guinn                   Director

Ignacio E. Lozano, Jr.            Director





Charles D. Miller                 Director

Donn B. Miller                    Director







Richard M. Rosenberg              Director

James R. Ukropina                 Director

Raymond L. Watson                 Director

Edward R. Byrd                    Vice President and Controller





Gerald W. Robinson                Executive Vice President


______________________________

The address for each of the persons listed above is as follows:

700 Newport Center Drive
Newport Beach, California 92660


Item 26. Persons Controlled by or Under Common Control with Pacific Life or Separate Account A

          The following is an explanation of the organization chart of Pacific Life's subsidiaries:

                PACIFIC LIFE, SUBSIDIARIES & AFFILIATED ENTERPRISES
                             LEGAL STRUCTURE

          Pacific Life is a California Stock Life Insurance Company wholly-owned by Pacific LifeCorp (a Delaware Stock Holding Company) which is, in turn, 99% owned by Pacific Mutual Holding Company (a California Mutual Holding Company). Pacific Life has a 40% ownership of American Maturity Life Insurance Company (a Connecticut Corporation), a 50% ownership of Pacific Mezzanine Associates, L.L.C. (a Delaware Limited Liability Company), and is the parent company of Pacific Asset Management LLC (a Delaware Limited Liability Company), Pacific Mutual Realty Finance, Inc., Pacific Life & Annuity Company (an Arizona Corporation), Pacific Mutual Distributors, Inc., and World-Wide Holdings Limited (a United Kingdom Corporation). A subsidiary of Pacific Mezzanine Associates, L.L.C. is Pacific Mezzanine Investors, L.L.C., along with its subsidiary Pacific Mezzanine Fund, L.P. Subsidiaries of Pacific Asset Management LLC are PMRealty Advisors Inc., PPA LLC (a Delaware Limited Liability Company), CCM LLC (a Delaware Limited Liability Company), NFJ LLC (a Delaware Limited Liability Company), and PIMCO Holding LLC (a Delaware Limited Liability Company), and its 80.1% ownership of Pacific Financial Products, Inc. (a Delaware Corporation). Pacific Asset Management LLC directly and indirectly owns 33.4% of the outstanding partnership interests in PIMCO Advisors L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Mutual Distributors, Inc. include: Associated Financial Group, Inc.; Mutual Service Corporation (a Michigan Corporation), along with its subsidiaries Advisors' Mutual Service Center, Inc. (a Michigan Corporation) and Titan Value Equities Group, Inc.; and United Planners' Group, Inc. (an Arizona Corporation which is 97% owned), along with its subsidiary United Planners' Financial Services of America (an Arizona Limited Partnership). Subsidiaries of World-Wide Holdings limited include: World-Wide Reassurance Company Limited (a United Kingdom Corporation) and World-Wide Reassurance Company (BVI) Limited (a British Virgin Islands Corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 27.  Number of Contractholders

          Approximately  8,877 Qualified
                        12,334 Non Qualified



Item 28.  Indemnification

          (a) The Distribution Agreement between Pacific Life and PMD provides substantially as follows:

               Pacific Life hereby agrees to indemnify and hold harmless PMD and its officers and directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Life or the Separate Account. Pacific Life shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim. However, in no case shall Pacific Life be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PMD.

               PMD hereby agrees to indemnify and hold harmless Pacific Life, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Life or the Separate Account, any untrue or alleged untrue statement or representation made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PMD or Broker;
               (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PMD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

          (b)  The Form of Selling Agreement between Pacific Life, PMD (formerly
               PEN) and Various Broker-Dealers provides substantially as follows:

               Pacific Life and PMD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact or any omission to state a material fact required to be stated or necessary to make the statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Select Fund (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Life and PMD pursuant to Section IV.E. of this Agreement.

               Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Life, the Fund and PMD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Life and PMD pursuant to Section IV.E. of this Agreement,
               (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Life or PMD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Life, PMD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 29.  Principal Underwriters

          (a) PMD also acts as principal underwriter for Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific Select Variable Annuity Separate Account, Pacific Corinthian Variable Separate Account, Separate Account B and Pacific Select Fund.

          (b) For information regarding PMD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

          (c) PMD retains no compensation or net discounts or commissions from the Registrant.

Item 30.  Location of Accounts and Records

               The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31.  Management Services

          Not applicable

Item 32.  Undertakings

          The registrant hereby undertakes:

          (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

          (b) to include either (1) as a part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

          (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

     (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6-88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

     (b) The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a)-(d) of the Rule have been complied with.

     (c) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract ("Contract") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(a) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment No. 3 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 12th day of February, 1999.


                         SEPARATE ACCOUNT A
                              (Registrant)
                         By: PACIFIC LIFE INSURANCE COMPANY

                         By:
                              Thomas C. Sutton*
                              Chairman and Chief Executive Officer

                         By: PACIFIC LIFE INSURANCE COMPANY
                              (Depositor)

                         By:
                              Thomas C. Sutton*
                              Chairman and Chief Executive Officer


Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     Signature               Title                             Date


Thomas C. Sutton*            Director, Chairman of the Board   February 12, 1999
                             and Chief Executive Officer

Glenn S. Schafer*            Director and President            February 12, 1999


Khanh T. Tran*               Director, Senior Vice             February 12, 1999
                             President and Chief Financial
                             Officer

David R. Carmichael*         Director, Senior Vice             February 12, 1999
                             President and General Counsel

Audrey L. Milfs*             Director, Vice President and      February 12, 1999
                             Corporate Secretary

Richard M. Ferry*            Director                          February 12, 1999

Donald E. Guinn*             Director                          February 12, 1999


Ignacio E. Lozano, Jr.*      Director                          February 12, 1999






Charles D. Miller*           Director                          February 12, 1999


Donn B. Miller*              Director                          February 12, 1999










Richard M. Rosenberg         Director                          February 12, 1999


James R. Ukropina*           Director                          February 12, 1999


Raymond L. Watson*           Director                          February 12, 1999


Edward R. Byrd*              Vice President and Controller     February 12, 1999


*By: /s/ DAVID R. CARMICHAEL
     David R. Carmichael                                       February 12, 1999
     as attorney-in-fact

     (Powers Of Attorney are contained in Post-Effective Amendment No. 2, filed via EDGAR on April 29, 1998, to the Registration Statement on Form N-4 for Separate Account A, File No. 33-88460 as Exhibit 10(b) on Form N-4, Accession No. 0001017062-98-000945.)